UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               Washington, DC 20549


                             SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934

Filed by the Registrant X     Filed by a Party other than the Registrant

Check the appropriate box:

X Preliminary Proxy Statement

  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

  Definitive Proxy Statement

  Definitive Additional Materials

  Soliciting Material Pursuant to Rule 14a-12

                               AVERY SPORTS TURF, INC.
                (Name of Registrant as Specified In Its Charter)


     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

X  No fee required.

  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

Fee paid with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

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4) Date Filed:

                               SCHEDULE 14A
                          AVERY SPORTS TURF, INC.

                        2535 Pilot Knob Road, Suite 118
                           Mendota Heights MN 55120

                           SOLICITATION OF CONSENTS

TO THE STOCKHOLDERS OF AVERY SPORTS TURF, INC.:

     The Board of Directors of Avery Sports Turf, Inc. (the
"Company") requests your consent in writing, without a meeting, to the following proposal:

     1. To approve amendments to the Company's Certificate of Incorporation (a) to reclassify the Company's issued and outstanding common shares, reducing the number thereof by a factor of 400 to 1, in what is commonly known as a "reverse stock split"; and (b) change the name of the Company to "E-Cash, Inc."; and

     2. To approve a transaction whereby control of the Company would be acquired by the stockholders of E-Cash, Inc. ("E-Cash"), a New Jersey corporation, pursuant to the terms of a share exchange agreement (the "Agreement") more particularly described hereinafter.

     Pursuant to Section 228(a) of the Delaware General
Corporation Law and Section 8 of the by-laws of the Company, no meeting of stockholders will be held in connection with this Consent Solicitation because this Consent Solicitation is in lieu of a special meeting of stockholders. The attached Consent Solicitation Statement is provided to you pursuant to Rule 14a-3 under the Securities Exchange Act of 1934. Please read the Consent Solicitation Statement thoroughly. YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PROPOSAL AND UNANIMOUSLY RECOMMENDS THAT YOU CONSENT TO THE PROPOSAL.

     Only holders of record of common stock of the Company as of the close of business on ____________, 2006 (the "Record Date") are entitled to receive the accompanying Consent Solicitation
Statement and Consent and to consent to the proposal. Each stockholder is urged to sign, date, and mail the accompanying Consent as promptly as possible in the enclosed self-addressed envelope.

BY ORDER OF THE BOARD OF DIRECTORS

Gary Borglund
Chief Executive Officer
_______, 2006
Mendota Heights, Minnesota


                     Your Consent is Important to Us

It is important that all of your shares are represented. To ensure that your consent is counted, please complete, sign and date the enclosed consent as promptly as possible and mail it in the enclosed envelope. You may revoke in writing any consent that you give at any time before the consent is used by the Company. If you have any questions, please contact Gary Borglund, Chief Executive Officer, at
(651) 451-1606.

     THIS CONSENT SOLICITATION STATEMENT IS BEING PROVIDED TO YOU BY THE
                         MANAGEMENT OF THE COMPANY

                          AVERY SPORTS TURF, INC.
                      2535 Pilot Knob Road, Suite 118
                        Mendota Heights MN 55120

                       CONSENT SOLICITATION STATEMENT

     The Board of Directors of Avery Sports Turf, Inc. (the
"Company") hereby requests consent from the holders of the Company's common stock. Please indicate your consent by SIGNING, DATING and MAILING the enclosed consent ("Consent") using the enclosed envelope.

     This Consent Solicitation Statement and the accompanying form of Consent are first being mailed on or about ___________, 2006 to holders of record of common stock as of the close of business on _______, 2006 (the "Record Date").

     Requests for information regarding this Consent
Solicitation Statement may be directed to the attention of Gary
Borglund, Chief Executive Officer, at (651) 452-1606 or delivered in writing to the Company at its principal executive office located at 2535 Pilot Knob Road, Suite 118, Mendota Heights MN 55120.

     As part of this Consent Solicitation Statement, the Board of Directors of the Company asks the holders of record to (a) consider and approve amendments to the Company's Certificate of Incorporation to (i) reclassify the Company's issued and outstanding common shares, reducing the number thereof by a factor of 400 to 1, in what is commonly known as a "reverse stock split"; and (ii) change the name of the Company to "E-Cash, Inc."; and (b) approve a transaction whereby control of the Company would be acquired by the stockholders of E-Cash, Inc. ("E-Cash"), a New Jersey corporation, pursuant to the terms of a share exchange agreement (the "Agreement") more particularly described hereinafter.

             SOLICITATION, VOTING AND REVOCABILITY OF CONSENTS

      As of the Record Date, the Company had _______________ shares of common stock issued and outstanding. Only holders of record of common stock as of the close of business on the Record Date are entitled to consent to the proposal. Each share of common stock is entitled to one vote. The shares of common stock for which properly executed Consents in the accompanying form are received will, if no contrary instruction is received, be deemed submitted FOR the proposal.

     Each consent must have a dated signature of each stockholder who signs the consent. An undated consent cannot be counted. Consents from holders of record on the Record Date owning the minimum number of shares required to approve such proposal have been received; accordingly, the time by which the Company must receive your response to this solicitation (the "Consent Solicitation Period") is the close of business on _________, 2006. It is anticipated that the Company will effect the proposed amendments to its Certificate of Incorporation (Proposal 1) and consummate the transaction (Proposal 2) on the following business day, ____________, 2006.

     Any Consent given pursuant to this solicitation is considered revocable by the person giving it at any time before it is used by the Company. If, prior to the earlier of the date on which the Company has received Consents from persons holding the minimum number of shares of common stock required to approve the proposals or the end of the Consent Solicitation Period, the Company receives a written notice of revocation of a Consent or receives a duly executed Consent bearing a later date, any earlier dated consent will be revoked.

      The Company will bear the cost of the solicitation of Consents by the Board of Directors. The Company may use the services of its executive officers and directors to solicit consents from stockholders in person and by mail, telephone and facsimile. Arrangements may also be made with brokers, fiduciaries, custodians and nominees to send Consents, Consent Solicitation Statements and other material to the beneficial owners of the Company's common stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

         APPROVAL OF AMENDMENTS TO CERTIFICATE OF INCORPORATION
             REVERSE SPLITTING ISSUED AND OUTSTANDING SHARES
                                  AND
                    CHANGING NAME OF THE COMPANY
                             (Proposal 1)

     Under our Certificate of Incorporation, as amended, there are 500,000,000 shares of Common Stock authorized for issuance, of which approximately _________ are issued and outstanding. The Board of Directors has unanimously authorized and approved an amendment to our Certificate of Incorporation to reclassify these _________________ issued and outstanding shares by a factor of 400 to 1, such that each 400 issued and outstanding shares will be reclassified as one new common share after the effective date of the amendment. Further, the Board of Directors has unanimously authorized and approved an amendment to our Certificate of Incorporation to change the name of the Company to "E-CASH, INC." Subject to shareholder approval, a new Article will be added, as follows:

        "Each share of Common Stock of the Corporation outstanding shall be reclassified and combined into a lesser number of shares of Common Stock at a ratio of 400:1, such that each four hundred shares of Common Stock issued and outstanding shall become one share of Common Stock, but no fractional shares shall be issued - rather, such fractional shares shall be rounded up to the nearest whole number, with any deficiency to be assessed to the largest stockholder of the Corporation (but the number and kind of the Corporation's authorized capital shares shall remain the same), which reclassification shall be effected at the close of business on the first day that articles of amendment can be filed with the Office of the Secretary of State of the State of Delaware."

AND Article 1 of our Certificate of Incorporation will be amended to read as follows and will be filed with the Delaware Secretary of State:

     "1. Name.  The name of the Corporation is "E-Cash, Inc.""

All other characteristics of the Company's authorized common stock shall remain the same; i.e., The aggregate number of shares which the Company shall have authority to issue shall continue to consist of 500,000,000 shares of Common Stock having a $.0.001 par value, will continue to be issued from time to time by the Board of Directors without prior approval by shareholders for such consideration as may be fixed from time to time by the Board of Directors.

     As of the Record Date, a total of _____________ shares of the Company's currently authorized shares of Common Stock are issued and outstanding.

     These amendments to the Company's Certificate of Incorporation are proceeding as required by the Agreement more particularly described below.

     If the amendment is approved by the stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common Stock, except as may be required by applicable law. Holders of our Common Stock as such have no statutory preemptive rights with respect to issuances of Common Stock.

     Approval to amend the Articles of Incorporation to increase the number of shares of Common Stock authorized for issuance requires, under the Nevada Corporation Law ("NCL"), the affirmative vote of the holders of a majority of the outstanding shares of voting stock of the Company. The Company has no class of voting stock outstanding other than the Common Stock.

     Section 228(a) of the Delaware General Corporation Law
("DGCL") provides generally that, unless the Company's Certificate of Incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents, setting forth in writing the action so taken, is signed by the holders of outstanding voting stock holding not less than the minimum number of votes that would be necessary to approve such action at a meeting of stockholders. Section 8 of the Company's by-laws also authorizes such action by consent by a majority of the voting stockholders of the Company. Under the applicable provisions of the DGCL, the proposed amendment is authorized when written consents from holders of record of a majority of the outstanding shares of voting stock on the Record Date are signed and delivered to the Company. Withholding of consents, abstentions, and broker non-votes all have the effect of a vote against the proposed charter amendment.

             THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     THAT YOU VOTE "FOR" PROPOSAL 1

            APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION
                             (Proposal 2)

     On March 27, 2006, the Company entered into an Agreement and Plan of Reorganization with the sole stockholder of E-Cash, Inc. ("E-Cash"), a New Jersey corporation. Under this agreement, (1) all of the issued and outstanding shares of E-Cash will be acquired by the Company in exchange for new restricted common shares of the Company to be issued to the sole stockholder of E-Cash, (2) E-Cash will become a wholly owned subsidiary of the Company, (3) the former stockholder of E-Cash will become the largest stockholder of the Company, holding approximately 95% of the issued and outstanding common shares (after giving effect to the reverse stock split outlined in Proposal 1 above), and (4) persons nominated by the E-
Cash stockholder will assume positions in the management (i.e., board of directors and officers) of the Company and the former directors and officers of the Company will resign. This agreement was approved by the Boards of Directors of both companies, and has been approved by a majority of the common shareholders of the Company. The transaction is intended to be a reverse acquisition for accounting purposes and a reorganization for income tax purposes. A copy of the E-Cash agreement is attached.

E-Cash's primary activity is the operation of automatic teller machines ("ATM's"). Its ATM's are owned and operated by E-Cash, which is a non-financial institution that owns stand-alone cash dispensing units. The ATM machines have been placed in various retail locations including supermarkets, convenience stores, restaurants, colleges and other locations not generally serviced by traditional and financial institutions. Its ATM's can be accessed by the use of either credit or debit cards issued by a wide range of financial institutions.

E-Cash currently owns and operates 18 ATM's which are located in various retail locations within the state of New Jersey. All cash dispensed from such ATM's is provided directly from E-Cash and its machines are replenished on a weekly or bi-weekly basis. The ATM's are electronically connected to major financial institutions via a transaction-processing network.

The revenues of E-Cash consist of interchange and surcharge fees which are assessed to each customer on a transaction by transaction basis. A surcharge fee is a charge assessed to the customer for use of the ATM. An interchange fee is the fee it receives from the cardholder's bank for processing a transaction on behalf of their customer. Since E-Cash does not issue its own ATM cards, it receives a surcharge and interchange fee for each transaction effected on its ATM machines.

E-Cash utilizes a 5,000-foot office and warehouse building at 28
Baiting Place Road, Farmingdale, NY 11735.

E-Cash has 10 shares of common stock issued and outstanding, with no par value.

E-Cash Summary Financial Data

The following table summarizes certain financial information, which should be read together with the attached financial statements and the accompanying footnotes, as well as the combined financial statements and pro forma financial statements to be filed in the future by the Company on Form 8-K/A.


                                E CASH INC
                   SUMMARY FINANCIAL DATA (UNAUDITED)
       FOR THE NINE MONTH PERIOD ENDED DECEMBER 31, 2005 AND 2004


                                                                                            Percentage
                                                                           Increase          Increase
Line Item                             12/31/05          12/31/04          (Decrease)        (Decrease)
Revenues                              $ 156,497           $  55,489       $  101,008        182 %
Net Income                               70,180              13,991       $   56,189        402 %
Operating Expenses                       33,988              23,190       $   10,798         47 %
Accumulated Equity (Deficit)             57,655             (36,624)      $   94,279          ---


The audited financial statements of E-Cash for the years ended March 31, 2005 and 2004, and the nine months ended December 31, 2005
(unaudited) are attached.

RISK FACTORS

E-Cash may require additional financing in the future. Failure to obtain such required financing could inhibit its ability to grow. The continued growth of its business may require additional funding from time to time. Funding would be used for general corporate purposes, which may include acquisitions, investments, repayment of debt and capital expenditures.

Obtaining additional funding would be subject to a number of factors, including market conditions, operational performance and investor sentiment. These factors may make the timing, amount, terms and conditions of additional funding unattractive, or unavailable, to us. The terms of any future financing may adversely affect the interests of stockholders.

A lack of business opportunities or financial resources may impede E-Cash's ability to expand at desired levels, and its failure to expand operations could have an adverse impact on its financial condition.

Its plans and opportunities will be focused on a network of owned and operated ATMs. The expansion and development of its ATM business will depend on various factors including the following:

     - The demand for its ATM services in its current target markets

     - The ability to locate appropriate ATM sites and obtain necessary approvals for the installation of ATMs

     - The ability to install ATMs in an efficient and timely manner

     - The ability to obtain sufficient numbers of ATMs on a timely basis, and

     - The availability of financing for the expansion

The level of transactions on its ATM networks is subject to substantial seasonal variation, which may cause its quarterly results to fluctuate materially.

E-Cash's experience is that the level of transactions on its ATM networks is subject to substantial seasonal variation. Transaction levels have consistently been much higher in the last quarter of the year due to increased use of ATMs during the holiday season. The level of transactions drops in the first quarter, during which transaction levels are generally the lowest it will experience during the year. As a result of these seasonal variations, its quarterly operating results may fluctuate materially.

The stability and growth of E-Cash's ATM business depend on maintaining its current card acceptance agreements with banks and international card organizations, and on securing new arrangements for card acceptance.

These agreements have expiration dates and banks and international card organizations are generally not obligated to renew them. In some cases, banks may terminate their contracts prior to the expiration of their terms. E-Cash cannot ensure that it will be able to continue to sign or maintain these agreements on terms and conditions acceptable to it or that international card organizations will continue to permit its ATMs to accept their credit and debit cards. The inability to continue to sign or maintain these agreements, or to continue to accept the credit and debit cards of local banks and international card organizations at its ATMs in the future, could have a material adverse effect on E-Cash's business, growth, financial condition or results of operations.

E-Cash's operating results depend in part on the volume of transactions on ATMs in its network and the fees it can collect from processing these transactions.

Transaction fees from banks and international card organizations for transactions processed on its ATMs account for a substantial majority of its revenues. The future operating results of its ATM business depend on the following factors:

     - The increased issuance of credit and debit cards,

     - The increased acceptance of its ATM processing services in its target markets,

     - The maintenance of the level of transaction fees it receive,

     - The installation of larger numbers of ATMs, and

     - The continued use of its ATMs by credit and debit cardholders.

E-Cash anticipates that transaction levels on any given ATM in developing markets will not increase significantly. It will improve the levels of transactions on its ATM network overall by acquiring high-quality sites for its ATMs, eliminating poor locations, entering new less-developed markets and adding new transactions to the sets of transactions that are available on its ATMs. However, it may not be successful in materially increasing transaction levels through these measures.

Developments in electronic financial transactions, such as the increased use of debit cards by customers and pass-through of ATM transaction fees by banks to customers could materially reduce ATM transaction levels and its revenues.

Certain developments in the field of electronic financial transactions may reduce the amount of cash that individuals need on a daily basis, including the promotion by international card organizations and banks of the use of bank debit cards for transactions of small amounts. These developments may reduce the transaction levels that E-Cash would experience on its ATMs in the markets where they occur. Banks also could elect to pass through to their customers all, or a large part of, the fees it charges for transactions on its ATMs. This would increase the cost of using its ATM machines to the banks' customers, which may cause a decline in the use of its ATM machines and, thus, have an adverse effect on revenues. It has no control over the ATM transaction fees established in the market place. If transaction levels over its existing ATM network do not increase, growth in its revenues depends primarily on rolling out ATMs at new sites and developing new markets, which requires capital investment and resources and reduces the margin it realizes from our revenues.

E-Cash has no control over the ATM transaction fees established in the markets where it operates, and therefore cannot control any potential reductions in these fees.

The amount of fees E-Cash receives per transaction is set in various ways in the markets in which it does business. It will have card acceptance agreements with some banks under which fees are set. However, it derives a portion of its revenues from "interchange fees" that are set by the central ATM processing switch. The banks that participate in these switches set the interchange fee, and E-Cash is not in a position in any market to influence greatly these fees, which may increase or decrease over time. A significant decrease in the interchange fee in any market could adversely affect its results in that market.

In some cases, E-Cash is dependent upon international card organizations and national transaction processing switches to provide assistance in obtaining settlement from card issuers of funds relating to transactions on its ATMs.

E-Cash's ATM's dispense cash relating to transactions on credit and debit cards issued by banks. It has in place arrangements for the settlement to it of all of those transactions, but in some cases it does not have a direct relationship with the card-issuing bank and relies for settlement on the application of rules that are administered by international card associations (such as Visa or MasterCard) or national transaction processing switches. If a bank fails to settle transactions in accordance with those rules, it is dependent upon cooperation from such organizations or switches to enforce its right of settlement against such banks. Failure by such organizations or switches to provide the required cooperation could result in its inability to obtain settlement of funds relating to transactions and adversely affect its business.

Because E-Cash's business is highly dependent on the proper operation of its computer network and telecommunications connections, significant technical disruptions to these systems would adversely affect its revenues and financial results.

E-Cash's business involves the operation and maintenance of a sophisticated computer network and telecommunications connections with banks, financial institutions and retailers. This, in turn, requires the maintenance of computer equipment and infrastructure, including telecommunications and electrical systems, and the integration and enhancement of complex software applications. There are operational risks inherent in this type of business that can result in the temporary shutdown of part or all of its processing systems, such as failure of electrical supply, failure of computer hardware, failure of communications networks and software errors.

E-Cash has the risk of liability for fraudulent bankcard and other card transactions involving a breach in its security systems, as well as for ATM theft and vandalism.

E-Cash captures, transmits, handles and stores sensitive information in conducting and managing electronic, financial and mobile transactions, such as card information and PIN numbers. These businesses involve certain inherent security risks, in particular the risk of electronic interception and theft of the information for use in fraudulent card transactions. It incorporates industry-standard encryption technology and processing methodology into its systems and software to maintain high levels of security. Although this technology and methodology decrease security risks, they cannot be eliminated entirely, as criminal elements apply increasingly sophisticated technology to attempt to obtain unauthorized access to the information handled by ATM and electronic financial transaction networks.

Any breach in E-Cash's security systems could result in the perpetration of fraudulent financial transactions for which it may be found liable.

In addition to electronic fraud issues, the possible theft and vandalism of ATMs present risks for ATM businesses. E-Cash installs ATM's at high-traffic sites and consequently the ATMs are exposed to theft and vandalism.

OTHER RISKS APPLICABLE TO E CASH

Its business is difficult to evaluate because it has a limited operating history.

E-Cash has a limited operating history, and stockholders of the Company must consider the risks and difficulties frequently encountered by early stage companies in new and rapidly evolving markets, particularly those involved in the business of owning and operating ATMs. E-Cash expects its operating expenses to increase significantly.

E-Cash anticipates that it will lose money in the foreseeable future. Accordingly, it may not be able to achieve profitable operations.

E-Cash expects to encounter difficulties as an early stage company in the rapidly evolving business of owning and operating ATMs. It expects to incur significant operating and capital expenditures and, as a result, it expects significant net losses in the future. It will need to generate significant revenues to achieve and maintain profitability, and may not be able to achieve profitable operations.

E-Cash will need substantial additional funds in order to implement its business initiatives.

The amounts and timing of E-Cash's expenditures will depend primarily on its ability to raise additional capital. it may seek to satisfy its future funding requirements through new offerings of securities, with collaborative or other strategic alliances or arrangements with corporate partners or from other sources, including loans from its controlling stockholder. Additional financing may not be available when needed or on terms acceptable to E-Cash. Unavailability of financing may require it to delay, scale back or eliminate some or all of its marketing and development programs. To the extent it raises additional capital by issuing equity securities, ownership interests of the Company's stockholders would be diluted.

Dependence upon key Personnel

E-Cash's success is highly dependent upon the personal efforts and ability of Richard Schaefer, its President, Chief Executive Officer and Director. The loss or inability of Mr. Schaefer to perform his duties would have a serious, material adverse effect on E-Cash. E-Cash has no key man insurance on the life of Mr. Schaefer. E-Cash anticipates the hiring new employees in connection with the planned expansion of its business, and its future success will depend in significant part on its ability to hire and retain key technical sales and senior management personnel. Competition for these personnel is intense and there can be no assurance that E-Cash will be successful in attracting and retaining such personnel.

LEGAL PROCEEDINGS

E-Cash is not a party to any material legal proceedings nor is it aware of any circumstance that may reasonably lead a third party to initiate legal proceedings against it.

MANAGEMENT

Richard Schaefer
President, Treasurer, Secretary and Director

Mr. Schaefer has a vast acumen in his affiliation and knowledge of entrepreneurship that has been finessed over his thirty-year tenure of ownership in multiple convenience stores in the New York metropolitan area. For the past eight years his area of expertise has centered on all facets of the ATM industry. He is gifted in sales, and accomplished in distribution, maintenance, placement and promotion.

He has served as a consultant to owner-operated ATMs, and has opened sales offices throughout the country. He has designed advertising and marketing ads for ATMs that are currently a prototype for the industry. Mr. Schaefer's insight in research and development is vital in the future of ATM business. His expertise is paramount to the achievements of E Cash.

Richard R. Brannon
Director

Mr. Brannon is a resident of California and is a licensed California Real Estate Broker. He has 34 year of real estate and mortgage banking experience. He has his own real estate company as well as a mortgage company. Mr. Brannon is also a consultant for the banking and ATM business and has trained hundreds of licensees in both real estate and mortgage banking. His is currently a consultant and trainer for various real estate companies. Mr. Brannon was a founding member for the Independent Mortgage Brokers Association of California. Mr. Brannon has years of experience in real estate, mortgage banking and sales training. He is 56 years old, married with two children.

Robert Waligunda
Director

Mr. Robert Waligunda is President and Director of Flight Operations
for Balloon Expeditions.  He is the originator and producer of many
of the major balloon races in this 	country, and Sports
Illustrated described him" The dean of American Balloonists".  Bob has been involved in every aspect of ballooning; from training fliers to recruiting celebrities to the sport, to managing marketing programs and organizing national balloon races.  He is also a certified fixed wing pilot. In his 38 years of experience he founded
Sky Promotions, one of the nation's largest 	marketing and management
companies with a client list of over fifty national accounts that include PaineWebber, People Magazine, Canada Dry, Electrolux,
Benihana of Tokyo, and the House of Seagram. Some of his
accomplishments include being selected as the "official" consultant to the United States Air and Space Bicentennial in Washington, D.C.; being featured in numerous national television commercials and movies, including Woody Allen's "Stardust Memories"; and named "The
Most Renowned Aerostatic Aviator in America" by Sports Illustrated.
Bob received special mention in the Congressional Record for his starring role in "The Great American Balloon Adventure", an Alcoa hour television documentary tracing his continental crossing of the
United States - via Hot Air Balloon - from San Francisco to 	New
York. A model of Bob's well-traveled balloon was displayed in the Smithsonian Air and Space Museum in Washington, D.C.
Bob co-authored The Great American Balloon Book, published by
Prentice Hall. He has also been featured in magazines such as Life, Fortune and Popular Science.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of E-Cash's common stock as of December 31, 2005 (i) by each person who is known by it to beneficially own more than 5% of its common stock; (ii) by each of its officers and directors; and
(iii) by all of its officers and directors as a group:

Name and Address of            Amount and Nature        Percentage of
Beneficial Owner               of Beneficial Owner        Class Owned

Richard Schaefer                    10.0                    100.0%
Total                               10.0                    100.0%
All Directors and
Officers as a group (the
persons named above)                10.0                    100.0%

Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of our common stock.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     THAT YOU VOTE "FOR" PROPOSAL 2

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of March 31, 2006 by (a) each of the Company's directors and executive officers, (b) all of the Company's directors and executive officers as a group and (c) each person known by the Company to be the beneficial owner of more than five percent of its outstanding common stock.

Name of                          Number of Shares of        Percent of
Beneficial Owner                 Common Stock Owned      Common Stock Owned

Gary Borglund                       20,000,000                  3.99%
(President, Chief
Executive Officer
and director)

All officers and
directors as a group
(1 person)                          20,000,000                  3.99%

        IF YOU HAVE ANY QUESTIONS REGARDING THIS CONSENT SOLICIATION
                STATEMENT AND/OR THE PROPOSAL, PLEASE CONTACT:

                                 Gary Borglund
                            Chief executive Officer
                            Avery Sports Turf, Inc.
                        2535 Pilot Knob Road, Suite 118
                           Mendota Heights MN 55120
                               (651) 452-1606

                            Avery Sports Turf, Inc.
                        2535 Pilot Knob Road, Suite 118
                           Mendota Heights MN 55120

                                  CONSENT

                   THIS CONSENT IS SOLICITED ON BEHALF OF
             THE BOARD OF DIRECTORS OF AVERY SPORTS TURF, INC.

                   THIS CONSENT IS SOLICITED ON BEHALF OF
             THE BOARD OF DIRECTORS OF AVERY SPORTS TURF, INC.

     The undersigned stockholder of Avery Sports Turf, Inc.
(the "Company") hereby consents, pursuant to Section 228(a) of the Delaware General Corporation Law, with respect to all shares of common stock, par value $.001 per share, of the Company held by the undersigned, to the following actions without a meeting, without prior notice and without a vote.

Proposal (1): To approve amendments to the Company's Certificate of Incorporation, reclassifying and reverse splitting the issued and outstanding common shares by a factor of 400 to 1, and changing the name of the Company to "E-Cash, Inc.";

CONSENT______            CONSENT WITHHELD______            ABSTAIN_____

If no space is marked above with respect to Proposal 1, the undersigned will be deemed to consent to such proposal.

AND

Proposal (2): To approve the Agreement and Plan of Reorganization between the Company and the shareholder of E-Cash, Inc., a New Jersey corporation.

CONSENT______            CONSENT WITHHELD______            ABSTAIN_____

If no space is marked above with respect to Proposal 1, the undersigned will be deemed to consent to such proposal.

PLEASE SIGN, DATE AND RETURN THIS CONSENT PROMPTLY, USING THE
ENCLOSED ENVELOPE.  JOINT OWNERS SHOULD EACH SIGN PERSONALLY.  IF
SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE INCLUDE YOUR FULL TITLE. CORPORATE CONSENTS MUST BE SIGNED BY AN AUTHORIZED OFFICER.

Date:                          , 2006
(Date is Mandatory for all Consents)


(Printed Name of Stockholder)


(Signature of Stockholder)


(Signature of Stockholder, if held jointly)

Attachment

                   AGREEMENT AND PLAN OF REORGANIZATION

     This Agreement and Plan of Reorganization (this "Agreement"), dated as of March 27, 2006, is made by and among Avery Sports Turf, Inc., a Delaware corporation (the "Company"), E Cash, Inc., a New Jersey corporation (herein "E-Cash") and the Person named in Exhibit A hereto (the "E-Cash Shareholder").

                                BACKGROUND

     The E-Cash Shareholder has agreed to transfer to the Company, and the Company has agreed to acquire from the E-Cash Shareholder, all of the issued and outstanding capital shares of E-Cash (the "E-Cash Shares), in exchange for Twenty Million (20,000,000) post 1 for 400 reverse split shares of the Company's Common Stock to be issued on the Closing Date (the "Company Shares"), which Company Shares shall constitute 95 % of the issued and outstanding shares of the Company's total issued and outstanding Common Stock immediately after the closing of the transactions contemplated herein, in each case on the terms and conditions as set forth herein.

                                SECTION I
                               DEFINITIONS

     Unless the context otherwise requires, the terms defined in this
Section I will have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined.

     1.1 "Accredited Investor" has the meaning set forth in Regulation D under the Securities Act and set forth on Exhibit B.

     1.2 "E-Cash" means, collectively, E-Cash, Inc. and its Subsidiaries, if any.

     1.3 "Company Balance Sheet" means the Company's audited balance sheet at December 31, 2004, included in its Form 10-KSB for its fiscal year ended December 31, 2004, with such audited financial statements being made a part hereof as if fully set forth and repeated herein.

     1.4 "Company Board" means the Board of Directors of the Company.

     1.5 "Company" means, collectively, the Company and its Subsidiaries, if any.

     1.6 "Company Common Stock" means Avery Sports Turf, Inc. common stock, par value $0.001 per share.

     1.7 "Affiliate" means any Person that directly or indirectly controls, is controlled by or is under common control with the indicated Person.

     1.8 "Agreement" means this Agreement and Plan of Reorganization, including all Schedules and Exhibits hereto, as the same may be from time to time amended, modified or supplemented.

     1.9 "Approved Plans" means a stock option or similar plan for the benefit of employees or others which has been approved by the stockholders of the Company.

     1.10 "Company Common Shares" means the aggregate number of the Company's restricted and unregistered common shares to be issued to the E-Cash Shareholder at Closing.

     1.11 "Closing Date" has the meaning set forth in Section 3.

     1.12 "Code" means the Internal Revenue Code of 1986, as amended.

     1.13 "E-Cash Shares" means issued and outstanding common stock, no par value per share, of E-Cash.

     1.14 "Commission" means the Securities and Exchange Commission or any other federal agency then administering the Securities Act.

     1.15 "Company Board" means the Board of Directors of the Company.

     1.16 "Company Indemnified Party" has the meaning set forth in
Section 12.2.1.

     1.17 "Covered Persons" means all Persons, other than the Company, who are parties to indemnification and employment agreements with the Company existing on or before the Closing Date.

     1.18 "Damages" has the meaning set forth in Section 12.1.

     1.19 "Distributor" means any underwriter, dealer or other Person who participates, pursuant to a contractual arrangement, in the distribution of the securities offered or sold in reliance on Regulation S.

     1.20 "Environmental Laws" means any Law or other requirement relating to the environment, natural resources, or public or employee health and safety.

     1.21 "Environmental Permit" means all licenses, permits, authorizations, approvals, franchises and rights required under any applicable Environmental Law or Order.

     1.22 "Equity Security" means any stock or similar security, including, without limitation, securities containing equity features and securities containing profit participation features, or any security convertible into or exchangeable for, with or without consideration, any stock or similar security, or any security carrying any warrant, right or option to subscribe to or purchase any shares of capital stock, or any such warrant or right.

     1.23 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     1.24 "Exchange Act" means the Securities Exchange Act of 1934 or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same will then be in effect.

     1.25 "Exhibits" means the several exhibits referred to and identified in this Agreement, as follows:

Name and address of the record and beneficial holder of all of the outstanding Equity securities of E-Cash
                     Exhibit A
Definition of Accredited Investor
                     Exhibit B
Definition of U.S. person
                     Exhibit C
Transfer Restrictions on Company Common Shares
                     Exhibit D
Representations and Warranties of E-Cash Shareholder
                     Exhibit E
Conditions Precedent to Closing
                     Exhibit F

     1.26 "GAAP" means, with respect to any Person, United States generally accepted accounting principles applied on a consistent basis with such Person's past practices.

     1.27 "Governmental Authority" means any federal or national, state or provincial, municipal or local government, governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, political subdivision, commission, court, tribunal, official, arbitrator or arbitral body, in each case whether U.S. or non-U.S.

     1.28 "Indebtedness" means any obligation, contingent or otherwise. Any obligation secured by a Lien on, or payable out of the proceeds of, or production from, property of the relevant party will be deemed to be Indebtedness.

     1.29 "Indemnified Persons" has the meaning set forth in Section
8.6.1.

     1.30 "Intellectual Property" means all industrial and intellectual property, including, without limitation, all U.S. and non-U.S. patents, patent applications, patent rights, trademarks, trademark applications, common law trademarks, Internet domain names, trade names, service marks, service mark applications, common law service marks, and the goodwill associated therewith, copyrights, in both published and unpublished works, whether registered or unregistered, copyright applications, franchises, licenses, know-how, trade secrets, technical data, designs, customer lists, confidential and proprietary information, processes and formulae, all computer software programs or applications, layouts, inventions, development tools and all documentation and media constituting, describing or relating to the above, including manuals, memoranda, and records, whether such intellectual property has been created, applied for or obtained anywhere throughout the world.

     1.31 "Laws" means, with respect to any Person, any U.S. or non-U.S. federal, national, state, provincial, local, municipal, international, multinational or other law (including common law), constitution, statute, code, ordinance, rule, regulation or treaty applicable to such Person.

     1.32 "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction and including any lien or charge arising by Law.

     1.33 "Material Company Contract" means any and all agreements, contracts, arrangements, leases, commitments or otherwise, of the Company, of the type and nature that the Company is required to file with the Commission.

     1.34 "Material Adverse Effect" means, when used with respect to the Company or E-Cash, as the case may be, any change, effect or circumstance which, individually or in the aggregate, would reasonably be expected to (a) have a material adverse effect on the business, assets, financial condition or results of operations of the Company or E-Cash, as the case may be, in each case taken as a whole or (b) materially impair the ability of the Company or E-Cash, as the case may be, to perform their obligations under this Agreement, excluding any change, effect or circumstance resulting from (i) the announcement, pendency or consummation of the transactions contemplated by this Agreement, (ii) changes in the United States securities markets generally, or (iii) changes in general economic, currency exchange rate, political or regulatory conditions in industries in which the Company or E-Cash, as the case may be, operate.

     1.35 "Order" means any award, decision, injunction, judgment, order, ruling, subpoena, or verdict entered, issued, made, or rendered by any Governmental Authority.

     1.36 "Organizational Documents" means (a) the articles or certificate of incorporation and the by-laws or code of regulations of a corporation; (b) the partnership agreement and any statement of partnership of a general partnership; (c) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (d) the articles or certificate of formation and operating agreement of a limited liability company; (e) any other document performing a similar function to the documents specified in clauses (a), (b), (c) and (d) adopted or filed in connection with the creation, formation or organization of a Person; and (f) any and all amendments to any of the foregoing.

     1.37 "PCAOB" means the Public Company Accounting Oversight Board.

     1.38 "Permitted Liens" means (a) Liens for Taxes not yet payable or in respect of which the validity thereof is being contested in good faith by appropriate proceedings and for the payment of which the relevant party has made adequate reserves; (b) Liens in respect of pledges or deposits under workmen's compensation laws or similar legislation, carriers, warehousemen, mechanics, laborers and materialmen and similar Liens, if the obligations secured by such Liens are not then delinquent or are being contested in good faith by appropriate proceedings conducted and for the payment of which the relevant party has made adequate reserves; (c) statutory Liens incidental to the conduct of the business of the relevant party which were not incurred in connection with the borrowing of money or the obtaining of advances or credits and that do not in the aggregate materially detract from the value of its property or materially impair the use thereof in the operation of its business; and (d) Liens that would not have a Material Adverse Effect.

     1.39 "Person" means all natural persons, corporations, business trusts, associations, companies, partnerships, limited liability companies, joint ventures and other entities, governments, agencies and political subdivisions.

     1.40 "Proceeding" means any action, arbitration, audit, hearing, investigation, litigation, or suit (whether civil, criminal, administrative or investigative) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Authority.

     1.41 "Regulation S" means Regulation S under the Securities Act, as the same may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

     1.42 "Rule 144" means Rule 144 under the Securities Act, as the same may be amended from time to time, or any successor statute.

     1.43 "Schedule 14(f) Filing" means an information statement filed by the Company on Schedule 14f-1 under the Exchange Act.

     1.44 "Schedules" means the following schedules referred to and identified herein, setting forth certain disclosures, exceptions and other information, data and documents referred to at various places throughout this Agreement:

Brokers or Finders engaged by E-Cash Shareholder              Schedule 4.1.5
Liens on E-Cash Shares                                        Schedule 4.3.8
E-Cash Jurisdictions                                          Schedule 5.1
Company Jurisdictions                                         Schedule 6.1
Subsidiaries of the Company                                   Schedule 6.2
Outstanding Company securities obligations                    Schedule 6.8.1
Brokers or Finders engaged by the Company                     Schedule 6.11
Undisclosed Liabilities of the Company                        Schedule 6.12
Company changes subsequent to 12/31/2005                      Schedule 6.13
Agreements of the Company                                     Schedule 6.13.14
Company employment contracts                                  Schedule 6.15.2
Company exceptions - Taxes                                    Schedule 6.16.1

     1.45 "SEC Documents" has the meaning set forth in Section 6.26.

     1.46 "Section 4(2)" means Section 4(2) under the Securities Act, as the same may be amended from time to time, or any successor statute.

     1.47 "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same will be in effect at the time.

     1.48 "Subsidiary" means, with respect to any Person, any corporation, limited liability company, joint venture or partnership of which such Person (a) beneficially owns, either directly or indirectly, more than 50% of (i) the total combined voting power of all classes of voting securities of such entity, (ii) the total combined equity interests, or (iii) the capital or profit interests, in the case of a partnership; or (b) otherwise has the power to vote or to direct the voting of sufficient securities to elect a majority of the board of directors or similar governing body.

     1.49 "Survival Period" has the meaning set forth in Section 12.1.

     1.50 "Taxes" means all foreign, federal, state or local taxes, charges, fees, levies, imposts, duties and other assessments, as applicable, including, but not limited to, any income, alternative minimum or add-on, estimated, gross income, gross receipts, sales, use, transfer, transactions, intangibles, ad valorem, value-added, franchise, registration, title, license, capital, paid-up capital, profits, withholding, payroll, employment, unemployment, excise, severance, stamp, occupation, premium, real property, recording, personal property, federal highway use, commercial rent, environmental (including, but not limited to, taxes under Section 59A of the Code) or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest, penalties or additions to tax with respect to any of the foregoing; and "Tax" means any of the foregoing Taxes.

     1.51 "Tax Group" means any federal, state, local or foreign consolidated, affiliated, combined, unitary or other similar group of which the Company is now or was formerly a member.

     1.52 "Tax Return" means any return, declaration, report, claim for refund or credit, information return, statement or other similar document filed with any Governmental Authority with respect to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

     1.53 "Transaction Documents" means, collectively, all agreements, instruments and other documents to be executed and delivered in connection with the transactions contemplated by this Agreement.

     1.54 "U.S." means the United States of America.

     1.55 "U.S. person" has the meaning set forth in Regulation S under the Securities Act and set forth on Exhibit C hereto.

                               SECTION II
            EXCHANGE OF SHARES AND SHARE CONSIDERATION

     2.1 Share Exchange. The E-Cash Shareholders desires to transfer to, and the Company desires to acquire from the E-Cash Shareholder, that number of E-Cash Shares set out beside the name of the E-Cash Shareholder in Exhibit B for the consideration and on the terms set forth in this Agreement. Subject to Section 3.2, the aggregate consideration for the E-Cash Shares to be acquired by the Company pursuant to this Agreement will be Twenty Million (20,000,000) post 1 for 400 reverse split shares of Company Common Stock to be issued to the Shareholder based on the E-Cash Shares owned by such E-Cash Shareholder as set forth in Exhibit B.

     2.2 Withholding. The Company shall be entitled to deduct and withhold from the Company Common Shares otherwise payable pursuant to this Agreement to any holder of E-Cash Shares such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code or any provision of state, local, provincial or foreign tax Law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of E-Cash Shares in respect of which such deduction and withholding was made.

     2.3 Section 368 Reorganization. For U.S. federal income tax purposes, the exchange by the E-Cash Shareholder of the E-Cash Shares for the Company Common Stock is intended to constitute a "reorganization" within the meaning of Section 368(a)(1)(B) of the Code. The parties to this Agreement hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations. Notwithstanding the foregoing or anything else to the contrary contained in this Agreement, the parties acknowledge and agree that no party is making any representation or warranty as to the qualification of the exchange by the E-Cash Shareholder of the E-Cash Shares for the Company Common Stock as a reorganization under Section 368 of the Code or as to the effect, if any, that any transaction consummated prior to the Closing has or may have on any such reorganization status. The parties acknowledge and agree that each
(i) has had the opportunity to obtain independent legal and tax advice with respect to the transaction contemplated by this Agreement, and (ii) is responsible for paying its own Taxes including without limitation, any adverse Tax consequences that may result if the transaction contemplated by this Agreement is not determined to qualify as a reorganization under Section 368 of the Code.

     2.4 Directors of Company at Closing. Simultaneously with the Closing of the transactions contemplated by this Agreement and after compliance by the Company with all associated requirements of the Securities Exchange Act, the current director of the Company, Mr. Gary Borglund, shall appoint Richard Schaefer, Robert Waligunda and Richard Brannon to vacant director positions of the Company Board. Immediately thereafter, Mr. Gary Borglund shall resign as a director of the Company.

                            SECTION III
                              CLOSING

     3.1 Closing. The closing (the "Closing") of the transactions contemplated by this Agreement will occur at 1191 Freedom Drive, Suite 550, Reston, Virginia on April 24, 2006 or at such other date as all of the closing conditions set forth in Sections 9 and 10 have been satisfied or waived (the "Closing Date"). At the Closing, each E-Cash Shareholder will deliver to the Company certificate(s) evidencing the number of E-Cash Shares held by such E-Cash Shareholder (as set forth in Exhibit B), along with executed stock powers transferring such E-Cash Shares to the Company, against delivery to each E-Cash Shareholder by the Company of a certificate evidencing such E-Cash Shareholder's pro rata share of the Company Common Shares (as set forth in Exhibit B).

                              SECTION IV
        REPRESENTATIONS AND WARRANTIES OF E-CASH SHAREHOLDER

     4.1 Generally. The E-Cash Shareholder hereby represents and warrants to the Company:

       4.1.1 Authority. The E-Cash Shareholder has the right, power, authority and capacity to execute and deliver this Agreement and each of the Transaction Documents to which the E-Cash Shareholder is a party, to consummate the transactions contemplated by this Agreement and each of the Transaction Documents to which the E-Cash Shareholder is a party, and to perform the E-Cash Shareholder's obligations under this Agreement and each of the Transaction
Documents to which the E-Cash Shareholder is a party. This Agreement has been, and each of the Transaction Documents to which the E-Cash Shareholder is a party will be, duly and validly authorized and approved, executed and delivered by the E-Cash Shareholder. Assuming this Agreement and the Transaction Documents have been duly and validly authorized, executed and delivered by the parties thereto other than the E-Cash Shareholder, this Agreement is, and as of the Closing each of the Transaction Documents to which the E-Cash Shareholder is a party will have been, duly authorized, executed and delivered by the E-Cash Shareholder and constitute or will constitute the legal, valid and binding obligation of the E-Cash Shareholder, enforceable against the E-Cash Shareholder in accordance with their respective terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors' rights generally.

       4.1.2 No Conflict. Neither the execution or delivery by the E-Cash Shareholder of this Agreement or any Transaction Document to which the E-Cash Shareholder is a party, nor the consummation or performance by the E-Cash Shareholder of the transactions contemplated hereby or thereby will, directly or indirectly, (a) contravene, conflict with, or result in a violation of any provision of the Organization Documents of the E-Cash Shareholder (if the E-Cash Shareholder is not a natural person); (b) contravene, conflict with, constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, any agreement or instrument to which the E-Cash Shareholder is a party or by which the properties or assets of the E-Cash Shareholder are bound; or (c) contravene, conflict with, or result in a violation of, any Law or Order to which the E-Cash Shareholder, or any of the properties or assets of the E-Cash Shareholder, may be subject.

       4.1.3 Ownership of E-Cash Shares. The E-Cash Shareholder owns, of record and beneficially, and has good, valid and indefeasible title to and the right to transfer to the Company pursuant to this Agreement, the E-Cash Shares of the E-Cash Shareholder, free and clear of any and all Liens. There are no options, rights, voting trusts, stockholder agreements or any other contracts or understandings to which the E-Cash Shareholder is a party or by which the E-Cash Shareholder or the E-Cash Shares of the E-Cash Shareholder are bound with respect to the issuance, sale, transfer, voting or registration of the E-Cash Shares of the E-Cash Shareholder. At the Closing, the Company will acquire good, valid and marketable title to the E-Cash Shares of the E-Cash Shareholder, free and clear of any and all Liens.

       4.1.4 Litigation. There is no pending Proceeding against the E-Cash Shareholder that challenges, or may have the effect of preventing, delaying or making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement and, to the knowledge of the E-Cash Shareholder, no such Proceeding has been threatened, and no event or circumstance exists that is reasonably likely to give rise to or serve as a basis for the commencement of any such Proceeding.

       4.1.5 No Brokers or Finders. Except as disclosed in
Schedule 4.1.5, no Person has, or as a result of the transactions contemplated herein will have, any right or valid claim against the E-Cash Shareholder for any commission, fee or other compensation as a finder or broker, or in any similar capacity, and the E-Cash
Shareholder will indemnify and hold the Company harmless against any liability or expense arising out of, or in connection with, any such claim.

     4.2 Investment Representations. The E-Cash Shareholder hereby represents and warrants to the Company as follows:

       4.2.1 Acknowledgment. The E-Cash Shareholder understands and agrees that the Company Common Shares have not been registered under the Securities Act or the securities laws of any state of the U.S. and that the issuance of the Company Common Shares is being effected in reliance upon an exemption from registration afforded either under Section 4(2) of the Securities Act for transactions by an issuer not involving a public offering or Regulation S for offers and sales of securities outside the U.S.

       4.2.2 Status. By its execution of this Agreement, the E-
Cash Shareholder represents and warrants to the Company as indicated on the signature page to this Agreement, either that:

     (a) he is an Accredited Investor; or

     (b) he has the right to acquire Company Common Shares under the terms of this Agreement.

     The E-Cash Shareholder understands that the Company Common Shares are being offered and sold to the E-Cash Shareholder in reliance upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the E-Cash Shareholder set forth in this Agreement, in order that the Company may determine the applicability and availability of the exemptions from registration of the Company Common Shares on which the Company is relying.

       4.2.3 Additional Representations and Warranties of
Accredited Investor. The E-Cash Shareholder indicating that it is an Accredited Investor on the signature page to this Agreement further makes the representations and warranties to the Company set forth on Exhibit E.

       4.2.4 Stock Legends. The E-Cash Shareholder hereby acknowledges and agrees with the Company as follows:

     (a)  Restriction on Transfer Legend.  The
     certificates evidencing the Company Common Shares will bear a legend indicating that the Company Common Shares are not registered under any securities Laws and may only be transferred pursuant to a registration statement or an available exemption from the registration requirements of such Laws.

     (b) Other Legends. The certificates representing such Company Common Shares, and each certificate issued in transfer thereof, will also bear any other legend required under any applicable Law, including, without limitation, any U.S. state corporate and state securities law, or contract.

     (c) Opinion. No Shareholder will transfer any or all of the Company Common Shares absent an effective registration statement under the
     Securities Act and applicable state securities law covering the disposition of the Company Common Shares of the E-
     Cash Shareholder, without first providing the Company with an opinion of counsel (which counsel and opinion are reasonably satisfactory to the Company) to the effect that such transfer will be exempt from the registration and prospectus delivery requirements of the Securities Act and the registration or qualification requirements of any applicable U.S. state securities laws.

     (d) Consent. The E-Cash Shareholder understands and acknowledges that the Company may refuse to transfer the Company Common Shares of the E-Cash Shareholder unless the E-Cash
     Shareholder complies with this Section 4.2.4. The E-
     Cash Shareholder consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company Common Stock in order to implement the restrictions on transfer of the Company Common Shares.

     4.3 Concerning E-Cash. The E-Cash Shareholder hereby represents and warrants to the Company as follows concerning E-Cash:

       4.3.1 Organization and Qualification. E-Cash is duly incorporated and validly existing under the laws of the State of New Jersey, has all requisite authority and power (corporate and other), governmental licenses, authorizations, consents and approvals to carry on its business as presently conducted and as contemplated to be conducted, to own, hold and operate its properties and assets as now owned, held and operated by it, except where the failure to be so organized, existing and in good standing or to have such authority or power will not, in the aggregate, either (i) have a material adverse effect on the business, assets or financial condition of E-Cash, or (ii) materially impair the ability of the E-Cash Shareholder to perform his material obligations under this Agreement (any of such effects or impairments, a "Material Adverse Effect"). E-Cash is duly qualified, licensed or domesticated as a foreign corporation in good standing in each jurisdiction wherein the nature of its activities or its properties owned or leased makes such qualification, licensing or domestication necessary, except where the failure to be so qualified, licensed or domesticated will not have a Material Adverse Effect. Set forth on
Schedule 5.1 is a list of those jurisdictions in which E-Cash presently conducts its business, owns, holds and operates its properties and assets.

       4.3.2 Subsidiaries. E-Cash does not own directly or indirectly, any equity or other ownership interest in any corporation, partnership, joint venture or other entity or enterprise.

       4.3.3 Articles of Incorporation and Bylaws. The copies of the Articles of Incorporation of E-Cash as amended to date (the "E-Cash Organizational Documents") that have been delivered to the Company prior to the execution of this Agreement are true and complete and have not been further amended or repealed. E-Cash is not in violation or breach of any of the provisions of the E-Cash Organizational Documents, except for such violations or breaches as, in the aggregate, will not have a Material Adverse Effect.

       4.3.4 Authorization and Validity of this Agreement. The execution, delivery and performance by the E-Cash Shareholder of this Agreement and the recording of the transfer of the E-Cash Shares and the delivery of the E-Cash Shares do not require from the Board or shareholders of E-
Cash any consent or approval that has not been validly and lawfully obtained, require no authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board ,bureau, agency or instrumentality of government that has not been validly and lawfully obtained, filed or registered, as the case may be, except for those that, if not obtained or made would not have a Material Adverse Effect.

       4.3.5 No Violation. None of the execution, delivery or performance by the E-Cash Shareholder of this Agreement or any other agreement or instrument contemplated hereby to which the E-Cash Shareholder is a party, nor the consummation by the E-Cash Shareholder of the transactions contemplated hereby will violate any provision of the E-Cash
Organizational Documents, or violate or be in conflict with, or constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, or result in the creation of imposition of any Lien under any agreement or instrument to which E-
Cash is a party or by which E-Cash is or will be bound or subject, or violate any laws.

       4.3.6 Capitalization. The authorized capital stock of E-
Cash consists of 2,500 shares of Common Stock, of which ten ( 10 ) shares are issued and outstanding. There are no outstanding or authorized options, warrants, calls, subscriptions, rights (including any preemptive rights or rights of first refusal), agreements or commitments of any character obligating E-Cash to issue any Equity Security of E-Cash. All issued and outstanding shares of the capital stock of E-Cash are duly authorized, validly issued, fully paid and non assessable and have not been issued in violation of any preemptive or similar rights.

       4.3.7 No Redemption Requirements. There are no outstanding contractual obligations (contingent or otherwise) requiring E-Cash to retire, repurchase, redeem or otherwise acquire any outstanding shares of capital stock of, or other ownership interests in, E-Cash or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any other entity.

       4.3.8 Exchanged E-Cash Shares. Upon delivery to the Company of certificates therefore in accordance with the terms of this Agreement, the E-Cash Shares will have been validly issued and fully paid and will be non-assessable, have the rights, preferences and privileges specified, will be free of preemptive rights and will be free and clear of all Liens and restrictions, other than Liens set forth on Schedule 4.3.8 or that might have been created by the Company and restrictions on transfer imposed by this Agreement and the Securities Act.

       4.3.9 E-Cash Shareholder. Exhibit A contains a true and complete list of the names and addresses of the record and beneficial holders of all of the outstanding Equity Securities of E-Cash. Except as expressly provided in this Agreement, no Holder of E-Cash Shares or any other security of E-Cash or any other Person was entitled to any preemptive right, right of first refusal or similar right as a result of the issuance of the E-Cash Shares or otherwise. There is no voting trust agreement or arrangement among any of the Holders of any Equity Securities of E-Cash affecting the exercise of the voting rights of any such Equity Securities.

       4.3.10 Compliance with Laws and Other Instruments. Except as would not have a Material Adverse Effect, the business and operations of E-Cash have been and are being conducted in accordance with all applicable foreign, federal, state and local laws, rules and regulations and all applicable orders, injunctions, decrees, writs, judgments, determinations and awards of all courts and governmental agencies and instrumentalities. Except as would not have a Material Adverse
Effect, E-Cash is not, and is not alleged to be, in violation of, or (with or without notice or lapse of time or both) in default under, or in breach of, any term or provision of the E-Cash Organizational Documents or of any indenture, loan or credit agreement, note, deed of trust, mortgage, security agreement or other material agreement, lease, license or other instrument, commitment, obligation or arrangement to which E-Cash is a party or by which any of the properties, assets or rights of E-Cash are bound or affected. To the knowledge of the E-Cash Shareholder, no other party to any material contract, agreement, lease, license, commitment, instrument or other obligation to which E-Cash is a party is (with or without notice or lapse of time or both) in default thereunder or in breach of any term thereof. E-Cash is not subject to any obligation or restriction of any kind or character, nor is there, to the knowledge of the E-Cash Shareholder, any event or circumstance relating to E-Cash that materially and adversely affects in any way its business, properties, assets or prospects or that prohibits E-Cash from entering into this Agreement or would prevent or make burdensome its performance of or compliance with all or any part of this Agreement or the consummation of the transactions contemplated hereby or thereby.

       4.3.11 Certain Proceedings. There is no pending Proceeding that has been commenced against E-Cash and that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated in this Agreement. To the knowledge of the E-Cash Shareholder, no such Proceeding has been threatened.

       4.3.12 No Brokers or Finders. No person has, or as a result of the transactions contemplated herein will have, any right or valid claim against E-Cash for any commission, fee or other compensation as a finder or broker, or in any similar capacity, and the E-Cash Shareholder will indemnify and hold the Company harmless against any liability or expense arising out of, or in connection with, any such claim.

       4.3.13 Title to and Condition of Properties. E-Cash owns or holds under valid leases or other rights to use all real property, plants, machinery and equipment necessary for the conduct of the business of E-Cash as presently conducted, except where the failure to own or hold such property, plants, machinery and equipment would not have a Material
Adverse Effect on E-Cash. The material buildings, plants, machinery and equipment necessary for the conduct of the business of E-Cash as presently conducted are structurally sound, are in good operating condition and repair and are adequate for the uses to which they are being put, in each case, taken as a whole, and none of such buildings, plants, machinery or equipment is in need of maintenance or repairs, except for ordinary, routine maintenance and repairs that are not material in nature or cost.

                                 SECTION V
                          [INTENTIONALLY OMITTED]

                                 SECTION VI
               REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to the E-Cash Shareholder as follows:

     6.1 Organization and Qualification. The Company is duly organized, validly existing and in good standing under the laws of Delaware, has all requisite authority and power (corporate and other), governmental licenses, authorizations, consents and approvals to carry on its business as presently conducted and to own, hold and operate its properties and assets as now owned, held and operated by it, except where the failure to be so organized, existing and in good standing, or to have such authority and power, governmental licenses, authorizations, consents or approvals would not have a Material Adverse Effect. The Company is duly qualified, licensed or domesticated as a foreign corporation in good standing in each jurisdiction wherein the nature of its activities or its properties owned, held or operated makes such qualification, licensing or domestication necessary, except where the failure to be so duly qualified, licensed or domesticated and in good standing would not have a Material Adverse Effect. Schedule 6.1 sets forth a true, correct and complete list of each jurisdiction of organization and each other jurisdiction in which the Company presently conducts its business or owns, holds and operates its properties and assets.

     6.2 Subsidiaries. Except as set forth on Schedule 6.2, the Company does not own, directly or indirectly, any equity or other ownership interest in any corporation, partnership, joint venture or other entity or enterprise.

     6.3 Organizational Documents. True, correct and complete copies of the certificate of incorporation, bylaws and other constituent documents of the Company, as amended since inception (the "Company Organizational Documents") have been delivered to the E-Cash Shareholder prior to the execution of this Agreement, and no action has been taken, subsequent to such delivery to the E-Cash Shareholder, to amend or repeal such Company Organizational Documents. The Company is not in violation or breach of any of the provisions of its Company Organizational Documents, except for such violations or breaches as would not have a Material Adverse Effect.

     6.4 Authorization. The Company has all requisite authority and power (corporate and other), governmental licenses, authorizations, consents and approvals to enter into this Agreement and each of the Transaction Documents to which the Company is a party, to consummate the transactions contemplated by this Agreement and each of the Transaction Documents to which the Company is a party and to perform its obligations under this Agreement and each of the Transaction Documents to which the Company is a party. The execution, delivery and performance by the Company of this Agreement and each of the Transaction Documents to which the Company is a party, once the same have been validly and lawfully approved by the Company's Board and the stockholders of the Company, will have been duly authorized by all necessary corporate action; except for such valid and lawful approval of the Company's Board and stockholders, the execution, delivery and performance by the Company of this Agreement and each of the Transaction Documents to which the Company is a party requires no other authorization, consent, approval, license, exemption of or filing or registration with any Governmental Authority or other Person.

     6.5 No Violation. Neither the execution or delivery by the Company of this Agreement or any Transaction Document to which the Company is a party, nor the consummation or performance by the Company of the transactions contemplated hereby or thereby will, directly or indirectly, (a) contravene, conflict with, or result in a violation of any provision of the Company Organizational Documents;
(b) contravene, conflict with, constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, or result in the imposition or creation of any Lien under, any agreement or instrument to which the Company is a party or by which the properties or assets of the Company are bound; (c) contravene, conflict with, or result in a violation of, any Law or Order to which the Company, or any of the properties or assets owned or used by Company, may be subject; or (d) contravene, conflict with, or result in a violation of the terms or requirements of, or give any Governmental Authority the right to revoke, withdraw, suspend, cancel, terminate or modify, any licenses, permits, authorizations, approvals, franchises or other rights held by the Company or that otherwise relate to the business of, or any of the properties or assets owned or used by, the Company, except, in the case of clause
(b), (c), or (d), for any such contraventions, conflicts, violations, or other occurrences as would not have a Material Adverse Effect.

     6.6 Binding Obligations. Assuming this Agreement and the Transaction Documents have been duly and validly authorized, executed and delivered by the parties thereto other than the Company, this Agreement has been, and as of the Closing each of the Transaction Documents to which the Company is a party will be, duly authorized, executed and delivered by the Company and constitutes or will constitute, as the case may be, the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors rights generally.

     6.7 Securities Laws. Assuming the accuracy of the representations and warranties of the E-Cash Shareholder contained in
Section 4 and Exhibit E, the issuance of the Company Common Shares pursuant to this Agreement are and will be, to the best knowledge of the Company (a) exempt from the registration and prospectus delivery requirements of the Securities Act, (b) have been registered or qualified (or are exempt from registration and qualification) under the registration permit or qualification requirements of all applicable state securities laws, and (c) accomplished in conformity with all other applicable federal and state securities laws

     6.8 Capitalization and Related Matters.

       6.8.1 Capitalization. As of the date of this Agreement, the authorized capital stock of the Company consists of five hundred million (500,000,000) shares of common stock, par value one mil ($.001), of which four hundred ninety-seven million, six hundred four thousand, seven hundred sixty-five (497,604,765) common shares are issued and outstanding. All such issued and outstanding shares of the Company's common stock are duly authorized, validly issued, fully paid and non-assessable, and have not been issued in violation of any preemptive or similar rights. On the Closing Date, and after giving effect to a four hundred for one (400:1) reverse stock split, the Company will have sufficient authorized and un-issued Company common stock to consummate the transactions contemplated hereby. Except as disclosed in Schedule 6.8.1 or the SEC Documents, (a) there are no outstanding options, warrants, purchase agreements, participation agreements, subscription rights, conversion rights, exchange rights or other securities or contracts that could require the Company to issue, sell or otherwise cause to become outstanding any of its authorized but un-issued shares of capital stock or any securities convertible into, exchangeable for or carrying a right or option to purchase shares of capital stock or to create, authorize, issue, sell or otherwise cause to become outstanding any new class of capital stock, and (b) there are no outstanding stockholders' agreements, voting trusts or arrangements, registration rights agreements, rights of first refusal or other contracts pertaining to the capital stock of the Company. The issuance of all of the shares of the Company's outstanding common stock described in this Section 6.8.1 have been in compliance with U.S. federal and state securities laws.

       6.8.2 No Redemption Requirements. Except as set forth in
Schedule 6.8.2 or in the SEC Documents, there are no outstanding contractual obligations (contingent or otherwise) requiring the Company to retire, repurchase, redeem or otherwise acquire any outstanding shares of capital stock of, or other ownership interests in, the Company or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any other Person.

       6.8.3 Duly Authorized. Upon approval of this Agreement by the Board and stockholders of the Company, the issuance of the Company Common Shares to the E-Cash Shareholder, will have been duly authorized and, upon delivery to the E-Cash Shareholder of certificates therefore in accordance with the terms of this Agreement, the Company Common Shares will have been validly issued and fully paid, and will be non-assessable, have the rights, preferences and privileges specified, will be free of preemptive rights and will be free and clear of all Liens and restrictions, other than Liens created by the E-Cash Shareholders and restrictions on transfer imposed by this Agreement and the Securities Act.

     6.9 Compliance with Laws. Except as would not have a Material Adverse Effect, the business and operations of the Company has been and is being conducted in accordance with all applicable Laws and Orders. Except as would not have a Material Adverse Effect, the Company has not received notice of any violation (or any Proceeding involving an allegation of any violation) of any applicable Law or Order by or affecting the Company and, to the knowledge of the Company, no Proceeding involving an allegation of violation of any applicable Law or Order is threatened or contemplated. Except as would not have a Material Adverse Effect and except for the requirement of the prior approval of the Company's Board and stockholders, the Company is not subject to any obligation or restriction of any kind or character, nor is there, to the knowledge of the Company, any event or circumstance relating to the Company that materially and adversely affects in any way its business, properties, assets or prospects or that prohibits the Company from entering into this Agreement or would prevent or make burdensome its performance of or compliance with all or any part of this Agreement or the consummation of the transactions contemplated hereby.

     6.10 Certain Proceedings. There is no pending Proceeding that has been commenced against the Company and that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement. To the knowledge of the Company, no such Proceeding has been threatened.

     6.11 No Brokers or Finders. Except as disclosed in Schedule 6.11, no Person has, or as a result of the transactions contemplated herein will have, any right or valid claim against the Company for any commission, fee or other compensation as a finder or broker, or in any similar capacity, and the Company will indemnify and hold the E-Cash Shareholder harmless against any liability or expense arising out of, or in connection with, any such claim.

     6.12 Absence of Undisclosed Liabilities. Except as set forth on
Schedule 6.12 or in the SEC Documents, the Company has any no debt, obligation or liability (whether accrued, absolute, contingent, liquidated or otherwise, whether due or to become due, whether or not known to the Company) arising out of any transaction entered into at or prior to the Closing or any act or omission at or prior to the Closing, except to the extent set forth on or reserved against on the Company Balance Sheet. Except as set forth on Schedule 6.12, the Company has incurred only liabilities or obligations under agreements entered into in the usual and ordinary course of business since December 31, 2004.

     6.13 Changes. Except as set forth on Schedule 6.13 or in the SEC Documents, the Company has not, since December 31, 2004:

       6.13.1 Ordinary Course of Business. Conducted its business or entered into any transaction other than in the usual and ordinary course of business, except for this Agreement.

       6.13.2 Adverse Changes. Suffered or experienced any change in, or affecting, its condition (financial or otherwise), properties, assets, liabilities, business, operations, results of operations or prospects other than changes, events or conditions in the usual and ordinary course of its business, none of which would have a Material Adverse Effect;

       6.13.3 Loans. Made any loans or advances to any Person other than travel advances and reimbursement of expenses made to employees, officers and directors in the ordinary course of business;

       6.13.4 Liens. Created or permitted to exist any Lien on any material property or asset of the Company, other than Permitted
Liens;

       6.13.5 Capital Stock. Issued, sold, disposed of or encumbered, or authorized the issuance, sale, disposition or encumbrance of, or granted or issued any option to acquire any shares of its capital stock or any other of its securities or any Equity Security, or altered the term of any of its outstanding securities or made any change in its outstanding shares of capital stock or its capitalization, whether by reason of reclassification, recapitalization, stock split, combination, exchange or readjustment of shares, stock dividend or otherwise;

       6.13.6 Dividends. Declared, set aside, made or paid any dividend or other distribution to any of its stockholders;

       6.13.7 Material Company Contracts. Terminated or modified any Material Company Contract, except for termination upon expiration in accordance with the terms thereof;

       6.13.8 Claims. Released, waived or cancelled any claims or rights relating to or affecting the Company in excess of $10,000 in the aggregate or instituted or settled any Proceeding involving in excess of $10,000 in the aggregate;

       6.13.9 Discharged Liabilities. Paid, discharged or satisfied any claim, obligation or liability in excess of $10,000 in the aggregate, except for liabilities incurred prior to the date of this Agreement in the ordinary course of business;

       6.13.10 Indebtedness. Created, incurred, assumed or otherwise become liable for any Indebtedness in excess of $10,000 in the aggregate, other than professional fees;

       6.13.11 Guarantees. Guaranteed or endorsed in a material amount any obligation or net worth of any Person;

       6.13.12 Acquisitions. Acquired the capital stock or other securities or any ownership interest in, or substantially all of the assets of, any other Person;

       6.13.13 Accounting. Changed its method of accounting or the accounting principles or practices utilized in the preparation of its financial statements, other than as required by GAAP;

       6.13.14 Agreements. Except as set forth on Schedule
6.13.14 or in the SEC Documents, entered into any agreement, or otherwise obligated itself, to do any of the foregoing.

     6.14 Material Company Contracts. Except to the extent filed with the SEC Documents, the Company has made available to the Company, prior to the date of this Agreement, true, correct and complete copies of each written Material Company Contract, including each amendment, supplement and modification thereto.

       6.14.1 No Defaults. Each Material Company Contract is a valid and binding agreement of the Company, and is in full force and effect. Except as would not have a Material Adverse Effect, the Company is not in breach or default of any Material Company Contract to which it is a party and, to the knowledge of the Company, no other party to any Material Company Contract is in breach or default thereof. Except as would not have a Material Adverse Effect, no event has occurred or circumstance exists that (with or without notice or lapse of time) would (a) contravene, conflict with or result in a violation or breach of, or become a default or event of default under, any provision of any Material Company Contract or (b) permit the Company or any other Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate or modify any Material Company Contract. The Company has not received notice of the pending or threatened cancellation, revocation or termination of any Material Company Contract to which it is a party. There are no renegotiations of, or attempts to renegotiate, or outstanding rights to renegotiate any material terms of any Material Company Contract.

     6.15 Employees.

       6.15.1 The Company has no employees, independent contractors or other Persons providing research or other services to them. Except as would not have a Material Adverse Effect, the Company is in full compliance with all Laws regarding employment, wages, hours, benefits, equal opportunity, collective bargaining, the payment of Social Security and other taxes, occupational safety and health and plant closing. The Company is not liable for the payment of any compensation, damages, taxes, fines, penalties or other amounts, however designated, for failure to comply with any of the foregoing Laws.

       6.15.2 No director, officer or employee of the Company is a party to, or is otherwise bound by, any contract (including any confidentiality, non-competition or proprietary rights agreement) with any other Person that in any way adversely affects or will materially affect (a) the performance of his or her duties as a director, officer or employee of the Company or (b) the ability of the Company to conduct its business. Except as set forth on Schedule 6.15.2, each employee of the Company is employed on an at-will basis and the Company has no contract with any of its employees which would interfere with the Company's ability to discharge its employees.

     6.16 Tax Returns and Audits.

       6.16.1 Tax Returns. The Company has filed all material Tax
Returns required to be filed by or on behalf of the Company and has paid all material Taxes of the Company required to have been paid
(whether or not reflected on any Tax Return). Except as set forth on
Schedule 6.16.1, (a) no Governmental Authority in a jurisdiction where the Company does not file Tax Returns has made a claim, assertion or threat to the Company that the Company is or may be subject to taxation by such jurisdiction; (b) there are no Liens with respect to Taxes on the Company's property or assets other than Permitted Liens; and (c) there are no Tax rulings, requests for rulings, or closing agreements relating to the Company for any period
(or portion of a period) that would affect any period after the date hereof.

       6.16.2 No Adjustments, Changes. Neither the Company nor any other Person on behalf of the Company (a) has executed or entered into a closing agreement pursuant to Section 7121 of the Code or any predecessor provision thereof or any similar provision of state, local or foreign law; or (b) has agreed to or is required to make any adjustments pursuant to Section 481(a) of the Code or any similar provision of state, local or foreign law.

       6.16.3 No Disputes. There is no pending audit, examination, investigation, dispute, proceeding or claim with respect to any Taxes of the Company, nor is any such claim or dispute pending or contemplated. The Company has delivered to the Company true, correct and complete copies of all Tax Returns, if any, examination reports and statements of deficiencies assessed or asserted against or agreed to by the Company or any of the Company's Subsidiaries since their inception and any and all correspondence with respect to the foregoing.

       6.16.4 Not a U.S. Real Property Holding Corporation. The
Company is not and has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code at any time during the applicable period specified in Section
897(c)(1)(A)(ii) of the Code.

       6.16.5 No Tax Allocation, Sharing. The Company is not a party to any Tax allocation or sharing agreement. The Company (a) has not been a member of a Tax Group filing a consolidated income Tax Return under Section 1501 of the Code (or any similar provision of state, local or foreign law), and (b) has no liability for Taxes for any Person under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign law) as a transferee or successor, by contract or otherwise.

       6.16.6 No Other Arrangements. The Company is not a party to any agreement, contract or arrangement for services that would result, individually or in the aggregate, in the payment of any amount that would not be deductible by reason of Section 162(m), 280G or 404 of the Code. The Company is not "consenting corporations" within the meaning of Section 341(f) of the Code. The Company does not have any "tax-exempt bond financed property" or "tax-exempt use property" within the meaning of Section 168(g) or (h), respectively of the Code. The Company has no outstanding closing agreement, ruling request, request for consent to change a method of accounting, subpoena or request for information to or from a Governmental Authority in connection with any Tax matter. During the last two years, the Company has not engaged in any exchange with a related party (within the meaning of Section 1031(f) of the Code) under which gain realized was not recognized by reason of Section 1031 of the Code. The Company is not a party to any reportable transaction within the meaning of Treasury Regulation Section 1.6011-4.

     6.17 Material Assets. The financial statements of the Company set forth in the SEC Documents reflect the material properties and assets (real and personal) owned or leased by the Company.

     6.18 Insurance Coverage. The Company has made available to the E-Cash Shareholder, prior to the date of this Agreement, true, correct and complete copies of any insurance policies maintained by the Company on its properties and assets, if any. Except as would not have a Material Adverse Effect, all of such policies (a) taken together, provide adequate insurance coverage for the properties, assets and operations of the Company for all risks normally insured against by a Person carrying on the same business as the Company, and
(b) are sufficient for compliance with all applicable Laws and Material Company Contracts. Except as would not have a Material Adverse Effect, all of such policies are valid, outstanding and in full force and effect and, by their express terms, will continue in full force and effect following the consummation of the transactions contemplated by this Agreement. Except as set forth on Schedule 6.18, the Company has not received (a) any refusal of coverage or any notice that a defense will be afforded with reservation of rights, or
(b) any notice of cancellation or any other indication that any insurance policy is no longer in full force or effect or will not be renewed or that the issuer of any policy is not willing or able to perform its obligations thereunder. All premiums due on such insurance policies on or prior to the date hereof have been paid. There are no pending claims with respect to the Company or its properties or assets under any such insurance policies, and there are no claims as to which the insurers have notified the Company that they intend to deny liability. There is no existing default under any such insurance policies.

     6.19 Litigation; Orders. Except as set forth on Schedule 6.19, there is no Proceeding (whether federal, state, local or foreign) pending or, to the knowledge of the Company, threatened against or affecting the Company or the Company's properties, assets, business or employees. To the knowledge of the Company, there is no fact that might result in or form the basis for any such Proceeding. The Company is not subject to any Orders.

     6.20 Licenses. Except as would not have a Material Adverse Effect, the Company possesses from the appropriate Governmental Authority all licenses, permits, authorizations, approvals, franchises and rights that are necessary for the Company to engage in its business as currently conducted and to permit the Company to own and use its properties and assets in the manner in which it currently owns and uses such properties and assets (collectively, "Company Permits"). The Company has not received notice from any Governmental Authority or other Person that there is lacking any license, permit, authorization, approval, franchise or right necessary for the Company to engage in its business as currently conducted and to permit the Company to own and use its properties and assets in the manner in which it currently owns and uses such properties and assets. Except as would not have a Material Adverse Effect, the Company Permits are valid and in full force and effect. Except as would not have a Material Adverse Effect, no event has occurred or circumstance exists that may (with or without notice or lapse of time): (a) constitute or result, directly or indirectly, in a violation of or a failure to comply with any Company Permit; or (b) result, directly or indirectly, in the revocation, withdrawal, suspension, cancellation or termination of, or any modification to, any Company Permit. The Company has not received notice from any Governmental Authority or any other Person regarding: (a) any actual, alleged, possible or potential contravention of any Company Permit; or (b) any actual, proposed, possible or potential revocation, withdrawal, suspension, cancellation, termination of, or modification to, any Company Permit. All applications required to have been filed for the renewal of such Company Permits have been duly filed on a timely basis with the appropriate Persons, and all other filings required to have been made with respect to such Company Permits have been duly made on a timely basis with the appropriate Persons. All Company Permits are renewable by their terms or in the ordinary course of business without the need to comply with any special qualification procedures or to pay any amounts other than routine fees or similar charges, all of which have, to the extent due, been duly paid.

     6.21 Interested Party Transactions. Except as disclosed in
Schedule 6.21, no officer, director or stockholder of the Company or any Affiliate or "associate" (as such term is defined in Rule 405 of the Commission under the Securities Act) of any such Person, has or has had, either directly or indirectly, (1) an interest in any Person which (a) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Company, or
(b) purchases from or sells or furnishes to, or proposes to purchase from, sell to or furnish the Company any goods or services; or (2) a beneficial interest in any contract or agreement to which the Company is a party or by which it may be bound or affected.

     6.22 Governmental Inquiries. The Company has provided to the E-Cash Shareholder a copy of each material written inspection report, questionnaire, inquiry, demand or request for information received by the Company from any Governmental Authority, and the applicable Company's response thereto, and each material written statement, report or other document filed by the Company with any Governmental Authority.

     6.23 Bank Accounts and Safe Deposit Boxes. Schedule 6.23 discloses the title and number of each bank or other deposit or financial account, and each lock box and safety deposit box used by the Company, the financial institution at which that account or box is maintained and the names of the persons authorized to draw against the account or otherwise have access to the account or box, as the case may be.

     6.24 Intellectual Property. The Company does not own, use or license any Intellectual Property in its business as presently conducted, except as set forth in the SEC Documents.

     6.25 Title to and Condition of Properties. Except as would not have a Material Adverse Effect, the Company owns (with good and marketable title in the case of real property) or holds under valid leases or other rights to use all real property, plants, machinery, equipment and other personal property necessary for the conduct of its business as presently conducted, free and clear of all Liens, except Permitted Liens. The material buildings, plants, machinery and equipment necessary for the conduct of the business of the Company as presently conducted are structurally sound, are in good operating condition and repair and are adequate for the uses to which they are being put, and none of such buildings, plants, machinery or equipment is in need of maintenance or repairs, except for ordinary, routine maintenance and repairs that are not material in nature or cost.

     6.26 SEC Documents; Financial Statements. Except as set forth on
Schedule 6.26, the Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the three years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Documents") and is current with respect to its Exchange Act filing requirements. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statement therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company is a party or to which the property or assets of the Company are subject have been appropriately filed as exhibits to the SEC Documents as and to the extent required under the Exchange Act. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirement and the rules and regulations of the Commission with respect thereto as in effect at the time of filing, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto, or, in the case of unaudited statements as permitted by Form 10-QSB of the Commission), and fairly present in all material respects (subject in the case of unaudited statements, to normal, recurring audit adjustments) the financial position of the Company as at the dates thereof and the results of its operations and cash flows for the periods then ended. The Company's common stock is listed on the OTC Bulletin Board maintained by the NASD under the symbol AVST, and the Company is not aware of any facts which would make the Company's common stock ineligible for continued quotation on the OTC Bulletin Board.

     6.27 Stock Option Plans; Employee Benefits.

       6.27.1 Set forth on Schedule 6.27.1 and in the Company's December 31, 2004 10-KSB is a complete list of all stock option plans providing for the grant by the Company of stock options to directors, officers or employees. Except as disclosed on Schedule 6.27.1, all such stock option plans are Approved Plans.

       6.27.2 The Company has no employee benefit plans or arrangements covering their present and former employees or providing benefits to such persons in respect of services provided by the Company.

       6.27.3 Neither the consummation of the transactions contemplated hereby alone, nor in combination with another event, with respect to each director, officer, employee and consultant of the Company, will result in (a) any payment (including, without limitation, severance, unemployment compensation or bonus payments) becoming due from the Company, (b) any increase in the amount of compensation or benefits payable to any such individual or (c) any acceleration of the vesting or timing of payment of compensation payable to any such individual. No agreement, arrangement or other contract of the Company provides benefits or payments contingent upon, triggered by, or increased as a result of a change in the ownership or effective control of the Company.

     6.28 Environmental and Safety Matters. Except as set forth on
Schedule 6.28 or in the SEC Documents and except as would not have a Material Adverse Effect:

       6.28.1 The Company has at all time been and is in compliance with all Environmental Laws applicable to the Company..

       6.28.2 There are no Proceedings pending or threatened against the Company alleging the violation of any Environmental Law or Environmental Permit applicable to the Company or alleging that the Company is a potentially responsible party for any environmental site contamination.

       6.28.3 Neither this Agreement nor the consummation of the transactions contemplated by this Agreement shall impose any obligations to notify or obtain the consent of any Governmental
Authority or third Persons under any Environmental Laws applicable to the Company.

     6.29 Money Laundering Laws. The operations of the Company are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all U.S. and non-U.S. jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority (collectively, the "Money Laundering Laws") and no Proceeding involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

     6.30 Board Recommendation. The Board of the Company, at a meeting duly called and held, has determined that this Agreement and the transactions contemplated by this Agreement are advisable and in the best interests of the Company's stockholders and has duly authorized this Agreement and the transactions contemplated by this Agreement.

                             SECTION VII
                 COVENANTS OF THE E-CASH SHAREHOLDER

     7.1 Access and Investigation. Between the date of this Agreement and the Closing Date, the E-Cash Shareholder will cause E-Cash to
(a) afford the Company and its agents, advisors and attorneys during normal business hours, full and free access to the personnel, properties, contracts, books and records, and other documents and data of E-Cash, (b)furnish the Company and its agents, advisors and attorneys with copies of all such contracts, books and records, and other existing documents and data as the Company may reasonably request, and (c) furnish the Company and its agents, advisors and attorneys with such additional financial, operating, and other data and information as the Company may reasonably request.

     7.2 Operation of the Business of E-Cash.

       7.2.1 Between the date of this Agreement and the Closing
Date, the E-Cash Shareholder will cause E-Cash to (a) conduct its business only in the ordinary course of business; (b) preserve intact its current business organization and business relationships, including, without limitation, relationships with suppliers, customers, landlords, creditors, officers, employees and agents; and
(c) otherwise report periodically to the Company concerning the status of its business, operations, and finances.

     7.3 No Transfers of Capital Stock.

       7.3.1 Between the date of this Agreement and the Closing Date, the E-Cash Shareholder shall not assign, transfer, mortgage, pledge or otherwise dispose of any or all of his E-Cash Shares (or any interest therein) or grant any Person the option or right to acquire such E-Cash Shares (or any interest therein).

     7.4 Required Filings and Approvals.

       7.4.1 As promptly as practicable after the date of this Agreement, the E-Cash Shareholder will make all filings required to be made by them in order to consummate the transactions contemplated by this Agreement, if applicable. Between the date of this Agreement and the Closing Date, the E-Cash Shareholder will (a) cooperate with the Company with respect to all filings that the Company elects to make or is required to make in connection with the transactions contemplated by this Agreement, and (b) cooperate with the Company in obtaining any consents or approvals required to be obtained by the Company in connection herewith.

       7.4.2 Without limiting the foregoing, the E-Cash
Shareholder shall promptly furnish to the Company any information reasonably requested by the Company in connection with the preparation, filing and mailing of the Schedule 14(c) Filing, including, without limitation, information concerning E-Cash and the E-Cash Shareholder. the E-Cash Shareholder represents and warrants to the Company that the information supplied by him for inclusion in the
Schedule 14(c) Filing will not, on the date the Schedule 14(c) Filing is filed with the Commission or first mailed to the stockholders of the Company, contain any statement which, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not false or misleading. If, at any time prior to the Closing Date, any information should be discovered by the Company or the E-Cash Shareholder which should be set forth in an amendment to the Schedule 14(c) Filing so that such Schedule 14(c) Filing would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the E-Cash Shareholder shall promptly notify the Company.

     7.5 Notification. Between the date of this Agreement and the Closing Date, the E-Cash Shareholder will promptly notify the Company in writing if he becomes aware of any fact or condition that causes or constitutes a breach of any of his representations and warranties herein, as of the date of this Agreement, or if the E-Cash Shareholder becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Schedules to this Agreement if the Schedules to the Agreement were dated the date of the occurrence or discovery of any such fact or condition, the E-Cash Shareholder will promptly deliver to the Company a supplement to the Schedules to the Agreement specifying such change; provided, however, that such delivery shall not materially adversely affect any rights of the Company set forth herein, including the right of the Company to seek a remedy in damages for losses incurred as a result of such supplemented disclosure. During the same period, the E-Cash Shareholder will promptly notify the Company of the occurrence of any breach of any of his covenants in this Section 7 or of the occurrence of any event that may make the satisfaction of the conditions in Section 9 impossible or unlikely.

     7.6 Closing Conditions. Between the date of this Agreement and the Closing Date, the E-Cash Shareholder will use his commercially reasonable efforts to cause the conditions in Section 9 to be satisfied.

                             SECTION VIII
                        COVENANTS OF THE COMPANY

     8.1 Access and Investigation. Between the date of this Agreement and the Closing Date, the Company will (a) afford the E-Cash Shareholder and his agents, advisors and attorneys during normal business hours full and free access to the Company's personnel, properties, contracts, books and records, and other documents and data, (b) furnish the E-Cash Shareholder and his agents, advisors and attorneys with copies of all such contracts, books and records, and other existing documents and data as the E-Cash Shareholder may reasonably request, and (c) furnish the E-Cash Shareholder and his agents, advisors and attorneys with such additional financial, operating, and other data and information as he may reasonably request.

     8.2 Operation of the Business of the Company. Between the date of this Agreement and the Closing Date, the Company will:

       8.2.1 conduct its business only in the ordinary course of business;

       8.2.2 use its best efforts to preserve intact the current business organization and business relationships, including, without limitation, relationships with suppliers, customers, landlords, creditors, officers, employees and agents;

       8.2.3 obtain the prior written consent of the E-Cash
Shareholder prior to taking any action of the type specified in
Section 6.13 or entering into any Material Company Contract;

       8.2.4 confer with the E-Cash Shareholder concerning operational matters of a material nature; and

       8.2.5 otherwise report periodically to the E-Cash
Shareholder concerning the status of its business, operations, and finances.

     8.3 Required Filings and Approvals.

       8.3.1 As promptly as practicable after the date of this Agreement, the Company will make all filings legally required to be made by it to consummate the transactions contemplated by this Agreement. Between the date of this Agreement and the Closing Date, the Company will cooperate with the E-Cash Shareholder with respect to all filings that the Company is legally required to make in connection with the transactions contemplated hereby.

       8.3.2 Without limiting the foregoing, as promptly as practicable before or after the execution of this Agreement, the Company shall prepare and file the Schedule 14(c) Filing with the Commission. The Company will advise the E-Cash Shareholder, promptly after it receives notice thereof, of any request by the Commission for the amendment of the Schedule 14(c) Filing or comments thereon and responses thereto or requests by the Commission for additional information. The Company shall mail the Schedule 14(c) Filing to its stockholders as promptly as practicable pursuant to the Securities Act, the Exchange Act and the rules and regulations of the Commission related thereto.

     8.4 Notification. Between the date of this Agreement and the Closing Date, the Company will promptly notify the E-Cash Shareholder in writing if the Company becomes aware of any fact or condition that causes or constitutes a breach of any of the representations and warranties of the Company, as of the date of this Agreement, or if the Company becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Schedules to this Agreement if the Schedules to the Agreement were dated the date of the occurrence or discovery of any such fact or condition, the Company will promptly deliver to the E-Cash Shareholder a supplement to the Schedules to the Agreement specifying such change; provided, however, that such delivery shall not materially adversely affect any rights of the E-Cash Shareholder set forth herein, including the right of the E-Cash Shareholder to seek a remedy in damages for losses incurred as a result of such supplemented disclosure. During the same period, the Company will promptly notify the E-Cash Shareholder of the occurrence of any breach of any covenant of the Company in this Section 8 or of the occurrence of any event that may make the satisfaction of the conditions in Section 10 impossible or unlikely.

     8.5 Closing Conditions. Between the date of this Agreement and the Closing Date, the Company will use commercially reasonable efforts to cause the conditions in Section 10 to be satisfied.

     8.6 SEC Documents. Between the date of this Agreement and the Closing Date, Company shall file all reports and other documentation, including without limitation, the preparation of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, required by the Exchange Act and/or the Commission to assure that the Company is current on all Exchange Act reports and to maintain its listing on the OTCBB. In the event the Commission notifies the Company of its intent to review any SEC Document filed prior to Closing or the Company receives any oral or written comments from the Commission with respect to any SEC Document filed prior to Closing, the Company shall promptly notify the E-Cash Shareholder and shall fully comply with all such requests of the Commission.

                              SECTION IX
     CONDITIONS PRECEDENT TO THE COMPANY'S OBLIGATION TO CLOSE

     The Company's obligation to acquire the E-Cash Shares and to take the other actions required to be taken by the Company at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by the Company, in whole or in part):

     9.1 Accuracy of Representations. The representations and warranties of the E-Cash Shareholder set forth in this Agreement or in any Schedule or certificate delivered pursuant hereto that are not qualified as to materiality shall be true and correct in all material respects as of the date of this Agreement, and shall be deemed repeated as of the Closing Date and shall then be true and correct in all material respects, except to the extent a representation or warranty is expressly limited by its terms to another date and without giving effect to any supplemental Schedule. The representations and warranties of the E-Cash Shareholder set forth in this Agreement or in any Schedule or certificate delivered pursuant hereto that are qualified as to materiality shall be true and correct in all respects as of the date of this Agreement, and shall be deemed repeated as of the Closing Date and shall then be true and correct in all respects, except to the extent a representation or warranty is expressly limited by its terms to another date and without giving effect to any supplemental Schedule.

     9.2 Performance by the E-Cash Shareholder.

       9.2.1 All of the covenants and obligations that the E-Cash
Shareholder is required to perform or to comply with pursuant to this Agreement at or prior to the Closing (considered collectively), and each of these covenants and obligations (considered individually), must have been duly performed and complied with in all material respects.

       9.2.2 Each document required to be delivered by E-Cash and the E-Cash Shareholder pursuant to this Agreement at or prior to Closing must have been delivered.

     9.3 No Force Majeur Event. Since the date of this Agreement, there shall not have been any delay, error, failure or interruption in the conduct of the business of E-Cash, or any loss, injury, delay, damage, distress, or other casualty affecting E-Cash, due to force majeur including but not limited to (a) acts of God; (b) fire or explosion; (c) war, acts of terrorism or other civil unrest; or (d) national emergency.

     9.4 Certificate of E-Cash Shareholder. The E-Cash Shareholder will have delivered to the Company a certificate, dated the Closing Date, executed by an authorized representative of the E-Cash
Shareholder, certifying the satisfaction of the conditions specified in Sections 9.1, 9.2 and 9.3.

     9.6 Consents.

       9.6.1 all material consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by E-Cash and/or the E-Cash Shareholder for the authorization, execution and delivery of this Agreement and the consummation by them of the transactions contemplated by this Agreement, shall have been obtained and made, as the case may be, except where the failure to receive such consents, waivers, approvals, authorizations or orders or to make such filings would not have a Material Adverse Effect on transactions contemplated by this Agreement.

       9.6.2 without limiting the foregoing, the necessary majority of the stockholders of the Company, in response to the
Schedule 14(c) Filing, shall have approved this Agreement and the transactions contemplated by this Agreement, at a duly held meeting of the Company's stockholders, and no Proceeding occasioned by the
Section 14(c) Filing shall have been initiated or threatened by the Commission (which Proceeding remains unresolved as of the Closing Date).

     9.7 Documents. E-Cash and the E-Cash Shareholder must have caused the following documents to be delivered to the Company:

       9.7.1 share certificates evidencing the number of E-Cash
Shares held by the E-Cash Shareholder (as set forth in Exhibit A), along with executed stock powers transferring such E-Cash Shares to the Company;

       9.7.2 a Secretary's Certificate of E-Cash, dated the Closing Date, certifying attached copies of (A) the E-Cash
Organizational Documents, and (B) the resolutions of the E-Cash Board and the shareholders of E-Cash approving this Agreement and the transactions contemplated hereby;

       9.7.3 a certified certificate of good standing, or equivalent thereof, of E-Cash;

       9.7.4 each of the Transaction Documents to which E-Cash and/or the E-Cash Shareholder is a party, duly executed; and

       9.7.5 such other documents as the Company may reasonably request for the purpose of (i) evidencing the accuracy of any of the representations and warranties of the E-Cash Shareholder pursuant to
Section 9.1, (ii) evidencing the performance of, or compliance by the E-Cash Shareholder with any covenant or obligation required to be performed or complied with by them, (iii) evidencing the satisfaction of any condition referred to in this Section 9, or (iv) otherwise facilitating the consummation or performance of any of the transactions contemplated by this Agreement.

     9.8 No Proceedings. Since the date of this Agreement, there must not have been commenced or threatened against the Company, E-Cash or the E-Cash Shareholder, or against any Affiliate thereof, any Proceeding (which Proceeding remains unresolved as of the Closing
Date) (a) involving any challenge to, or seeking damages or other relief in connection with, any of the transactions contemplated by this Agreement, or (b) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the transactions contemplated by this Agreement.

     9.9 No Claim Regarding Stock Ownership or Consideration. There must not have been made or threatened by any Person any claim asserting that such Person (a) is the holder of, or has the right to acquire or to obtain beneficial ownership of the E-Cash Shares or any other stock, voting, equity, or ownership interest in, E-Cash, or (b) is entitled to all or any portion of the Company Common Shares

     9.10 Further Conditions Precedent. All of the further conditions precedent set forth on Exhibit F hereto must be satisfied by the Person required to take such actions as indicated thereon, or otherwise waived by the parties hereto.

                               SECTION X
               CONDITIONS PRECEDENT TO THE OBLIGATION
              OF THE E-CASH SHAREHOLDER TO THE CLOSING

     The E-Cash Shareholder's obligation to transfer the E-Cash Shares and to take the other actions required to be taken by the E-Cash
Shareholder at the Closing are subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by the E-Cash Shareholder, in whole or in part):

     10.1 Accuracy of Representations. The representations and warranties of the Company set forth in this Agreement or in any Schedule or certificate delivered pursuant hereto that are not qualified as to materiality shall be true and correct in all material respects as of the date of this Agreement, and shall be deemed repeated as of the Closing Date and shall then be true and correct in all material respects, except to the extent a representation or warranty is expressly limited by its terms to another date and without giving effect to any supplemental Schedule. The representations and warranties of the Company set forth in this Agreement or in any Schedule or certificate delivered pursuant hereto that are qualified as to materiality shall be true and correct in all respects as of the date of this Agreement, and shall be deemed repeated as of the Closing Date and shall then be true and correct in all respects, except to the extent a representation or warranty is expressly limited by its terms to another date and without giving effect to any supplemental Schedule.

     10.2 Performance by the Company.

       10.2.1 All of the covenants and obligations that the Company is required to perform or to comply with pursuant to this Agreement at or prior to the Closing (considered collectively), and each of these covenants and obligations (considered individually), must have been performed and complied with in all respects.

       10.2.2 Each document required to be delivered by the Company pursuant to this Agreement must have been delivered.

     10.3 No Force Majeur Event. Since the date of this Agreement, there shall not have been any delay, error, failure or interruption in the conduct of the business of the Company, or any loss, injury, delay, damage, distress, or other casualty affecting the Company, due to force majeur including but not limited to (a) acts of God; (b) fire or explosion; (c) war, acts of terrorism or other civil unrest; or (d) national emergency.

     10.4 Certificate of Officer. The Company will have delivered to the E-Cash Shareholder a certificate, dated the Closing Date, executed by an officer of the Company, certifying the satisfaction of the conditions specified in Sections10.1, 10.2. and 10.3.

     10.6 Consents.

       10.6.1 All material consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by the Company for the authorization, execution and delivery of this Agreement and the consummation by it of the transactions contemplated by this Agreement, shall have been obtained and made by the Company, except where the failure to receive such consents, waivers, approvals, authorizations or orders or to make such filings would not have a Material Adverse Effect on the transactions contemplated hereby.

       10.6.2 without limiting the foregoing, the necessary majority of the stockholders of the Company, in response to the
Schedule 14(c) Filing, shall have approved this Agreement and the transactions contemplated by this Agreement, at a duly held meeting of the Company's stockholders, and no Proceeding occasioned by the
Section 14(c) Filing shall have been initiated or threatened by the Commission (which Proceeding remains unresolved as of the Closing Date).

     10.7 Documents. The Company must have caused the following documents to be delivered to the E-Cash Shareholder:

       10.7.1 share certificates evidencing the E-Cash
Shareholder's ownership of the Company Common Shares (as set forth in Exhibit A);

       10.7.2 a Secretary's Certificate, dated the Closing Date, certifying attached copies of (A) the Company Organizational Documents, (B) the resolutions of the Board of the Company approving this Agreement and the transactions contemplated hereby; and (C) the incumbency of each authorized officer of the Company signing this Agreement and any other agreement or instrument contemplated hereby to which the Company is a party;

       10.7.3 a Certificate of Good Standing of the Company;

       10.7.4 each of the Transaction Documents to which the Company is a party, duly executed; and

       10.7.5 such other documents as the E-Cash Shareholder may reasonably request for the purpose of (i) evidencing the accuracy of any representation or warranty of the Company pursuant to Section 10.1, (ii) evidencing the performance by the Company of, or the compliance by the Company with, any covenant or obligation required to be performed or complied with by the Company, (iii) evidencing the satisfaction of any condition referred to in this Section 10, or (iv) otherwise facilitating the consummation of any of the transactions contemplated by this Agreement.

     10.8 No Proceedings. Since the date of this Agreement, there must not have been commenced or threatened against the Company, E-Cash or any Shareholder, or against any Affiliate thereof, any Proceeding (which Proceeding remains unresolved as of the Closing
Date) (a) involving any challenge to, or seeking damages or other relief in connection with, any of the transactions contemplated hereby, or (b) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the transactions contemplated hereby.

     10.9 Further Conditions Precedent. All of the further conditions precedent set forth on Exhibit F hereto must be satisfied by the party required to take such actions as indicated thereon, or otherwise waived by the parties hereto

                             SECTION XI
                            TERMINATION

     11.1 Termination Events. This Agreement may, by notice given prior to or at the Closing, be terminated:

       11.1.1 by mutual consent of the Company and the E-Cash
Shareholder;

       11.1.2 by the Company, if any of the conditions in Section
9 have not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of the Company to comply with its obligations under this Agreement) and the Company has not waived such condition on or before the Closing Date; or (ii) by the E-Cash Shareholder, if any of the conditions in Section 10 have not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of the E-Cash Shareholder to comply with its obligations under this Agreement) and the E-Cash Shareholder has not waived such condition on or before the Closing Date;

       11.1.3 by either the Company or the E-Cash Shareholder, if there shall have been entered a final, non-appealable order or injunction of any Governmental Authority restraining or prohibiting the consummation of the transactions contemplated hereby;

       11.1.4 by the Company, if, prior to the Closing Date, the E-Cash Shareholder is in material breach of any representation, warranty, covenant or agreement herein contained and such breach shall not be cured within 10 days of the date of notice of default served by the Company claiming such breach; provided, however, that the right to terminate this Agreement pursuant to this Section 11.1.5 shall not be available to the Company if the Company is in material breach of this Agreement at the time notice of termination is delivered;

       11.1.5 by the E-Cash Shareholder, if, prior to the Closing Date, the Company is in material breach of any representation, warranty, covenant or agreement herein contained and such breach shall not be cured within 10 days of the date of notice of default served by the E-Cash Shareholder claiming such breach or, if such breach is not curable within such 10 day period, such longer period of time as is necessary to cure such breach; provided, however, that the right to terminate this Agreement pursuant to this Section 11.1.6 shall not be available to the E-Cash Shareholder if the E-Cash Shareholder is in material breach of this Agreement at the time notice of termination is delivered.

     11.2 Effect of Termination.

       11.2.1 If this Agreement is terminated pursuant to Section 11.1, all further obligations of the parties under this Agreement will terminate, except that the obligations in Sections 5.12, 6.11, 11.2, and 13 will survive; provided, however, that if this Agreement is terminated by a party because of the breach of the Agreement by another party or because one or more of the conditions to the terminating party's obligations under this Agreement is not satisfied as a result of another party's failure to comply with its obligations under this Agreement, the terminating party's right to pursue all legal remedies will survive such termination unimpaired.

       11.2.2 Each party's right of termination under Section 11.1 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies.

                             SECTION XII
                      INDEMNIFICATION; REMEDIES

     12.1 Survival. All representations, warranties, covenants, and obligations in this Agreement shall survive the Closing and expire on the sixth anniversary of the Closing (the "Survival Period"). The right to indemnification, payment of Damages or other remedy based on such representations, warranties, covenants, and obligations will not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing Date, with respect to the accuracy or inaccuracy of or compliance with any such representation, warranty, covenant, or obligation. The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, payment of Damages, or other remedy based on such representations, warranties, covenants, and obligations.

     12.2 Indemnification by the Company.

       12.2.1 From and after the Closing until the expiration of the Survival Period, the Company shall indemnify and hold harmless the E-Cash Shareholder (the "Company Indemnified Party"), from and against any Damages arising, directly or indirectly, from or in connection with:

     (a) any breach of any representation or warranty made by the Company in this Agreement or in any certificate delivered by the Company pursuant to this Agreement; or

     (b) any breach by the Company of any covenant or obligation of the Company in this Agreement required to be performed by the Company on or prior to the Closing Date.

     12.3 Limitations on Amount - the Company. The Company
Indemnified Party shall not be entitled to indemnification pursuant to Section 12.3, unless and until the aggregate amount of Damages with respect to such matters under Section 12.3.1 exceeds $250,000, at which time the Company Indemnified Party shall be entitled to indemnification for the total amount of such Damages in excess of $250,000.

     12.4 Determining Damages. Materiality qualifications to the representations and warranties of the Company shall not be taken into account in determining the amount of Damages occasioned by a breach of any such representation and warranty for purposes of determining whether the amounts set forth in Section 12.3 has been met.

     12.5 Breach by E-Cash Shareholder. Nothing in this Section 12 shall limit the Company's right to pursue any appropriate legal or equitable remedy against the E-Cash Shareholder with respect to any Damages arising, directly or indirectly, from or in connection with:
(a) any breach by the E-Cash Shareholder of any representation or warranty made by the E-Cash Shareholder in this Agreement or in any certificate delivered by the E-Cash Shareholder pursuant to this Agreement or (b) any breach by the E-Cash Shareholder of his covenants or obligations in this Agreement. All claims pursuant to this Section 12.5 shall be brought by the Company and those Persons who were stockholders of the Company immediately prior to the Closing.

                              SECTION XIII
                           GENERAL PROVISIONS

     13.1 Expenses. Except as otherwise expressly provided in this Agreement, each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated by this Agreement, including all fees and expenses of agents, representatives, counsel, and accountants. In the event of termination of this Agreement, the obligation of each party to pay its own expenses will be subject to any rights of such party arising from a breach of this Agreement by another party.

     13.2 Public Announcements. The Company shall promptly, but no later than three business days following the effective date of this Agreement, issue a press release disclosing the transactions contemplated hereby. Between the date of this Agreement and the Closing Date, the Company and the E-Cash Shareholder shall consult with each other in issuing any other press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or stock market or trading facility with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement, filings or other communications without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which case the disclosing party shall provide the other party with prior notice of such public statement, filing or other communication and shall incorporate into such public statement, filing or other communication the reasonable comments of the other party.

     13.3 Confidentiality.

       13.3.1 Subsequent to the date of this Agreement, the Company and the E-Cash Shareholder will maintain in confidence, and will cause their respective directors, officers, employees, agents, and advisors to maintain in confidence, any written, oral, or other information obtained in confidence from another party in connection with this Agreement or the transactions contemplated by this Agreement, unless (a) such information is already known to such party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party, (b) the use of such information is necessary or appropriate in making any required filing with the Commission, or obtaining any consent or approval required for the consummation of the transactions contemplated by this Agreement, or (c) the furnishing or use of such information is required by or necessary or appropriate in connection with legal proceedings.

       13.3.2 In the event that any party is required to disclose any information of another party pursuant to clause (b) or (c) of
Section 13.3.1,the party requested or required to make the disclosure (the "disclosing party") shall provide the party that provided such information (the "providing party")with prompt notice of any such requirement so that the providing party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Section 13.3. If, in the absence of a protective order or other remedy or the receipt of a waiver by the providing party, the disclosing party is nonetheless, in the opinion of counsel, legally compelled to disclose the information of the providing party, the disclosing party may, without liability hereunder, disclose only that portion of the providing party's information which such counsel advises is legally required to be disclosed, provided that the disclosing party exercises its reasonable efforts to preserve the confidentiality of the providing party's information, including, without limitation, by cooperating with the providing party to obtain an appropriate protective order or other relief assurance that confidential treatment will be accorded the providing party's information.

      13.3.3 If the transactions contemplated by this Agreement are not consummated, each party will return or destroy as much of such written information as the other party may reasonably request.

     13.4 Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by written notice to the other parties):

If to Company:                          With a copy to:

Avery Sports Turf, Inc.
2535 Pilot Knob Road Suite 118
Mendota Heights, MN  55120

Attention: Gary Borglund                Attention:
Telephone: No.: 651-452-1606            Telephone No.:
Facsimile No.: 651-452 5828             Facsimile No:

If to Company                           With a copy to

E Cash, Inc.
28 Baiting Place Road
Farmingdale, New York 11735

Attention: Richard Schaefer              Attention:
Telephone No.: 631-777-2772              Telephone No.:
Facsimile No.: 631-777-2722              Facsimile No.:

     13.5 Further Assurances. The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

     13.6 Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

     13.7 Entire Agreement and Modification. This Agreement supersedes all prior agreements between the parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the party against whom the enforcement of such amendment is sought.

     13.8 Assignments, Successors, and No Third-Party Rights. No party may assign any of its rights under this Agreement without the prior consent of the other parties. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties. Except as set forth in Section 8.6 and Section 12.3, nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

     13.9 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

     13.10 Section Headings, Construction. The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

     13.11 Governing Law. This Agreement will be governed by the laws of the State of New York without regard to conflicts of laws principles.

     13.12 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

                         COUNTERPART SIGNATURE PAGE

     IN WITNESS WHEREOF, the parties have executed and delivered this Share Exchange Agreement as of the date first written above.

Company:
Avery Sports Turf, Inc.                  Signed: /s/
Signed: /s/                              Printed Name: Gary Borglund
Printed Name Gary Borglund
Title:                                   President and Chairman

"E-Cash"
E Cash, Inc.
Signed: /s/       Richard Schaefer
Printed Name: Richard Schaefer
Title: President and Chairman of the Board

"E-Cash Shareholder"

______________________
Richard Schaefer


                                  EXHIBIT A

                            E-CASH SHAREHOLDER AND
                       E-CASH SHARES AND COMPANY COMMON
                           SHARES TO BE EXCHANGED

Total shares to be delivered by the E-Cash Shareholder to the
Company: 10 Shares

Total Company Common Shares to be delivered by the Company to the
Shareholder: __________________

                               Number of    Percentage    Percentage of
Name and Address of             Shares       of Total     Company's Shares
Each Shareholder                Owned       Shares Owned  of Common Stock
                                                          Immediately After
                                                              Closing

Richard Schaefer                   10            100%             95%


                                    EXHIBIT B

                      DEFINITION OF "ACCREDITED INVESTOR

"The term "accredited investor" means:

1. A bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in
Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;
an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 (the "Investment Company Act") or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section
301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement
Income Security Act of 1974 ("ERISA"), if the investment decision is made by a plan fiduciary, as defined in Section
3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

2.  A private business development company as defined in Section
202(a)(22) of the Investment Advisers Act of 1940.

3.  An organization described in Section 501(c)(3) of the Internal
Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

4.  A director or executive officer of the Company.

5. A natural person whose individual net worth or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000.

6. A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

7. A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) (i.e., a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment).

8. An entity in which all of the equity owners are accredited investors. (If this alternative is checked, the Shareholder must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an accredited investor.)


                                 EXHIBIT C

                        DEFINITION OF "U.S. PERSON"

1.  "U.S. person" (as defined in Regulation S) means:

     i.  Any natural person resident in the United States;

     ii. Any partnership or corporation organized or incorporated under the laws of the United States;

     iii. Any estate of which any executor or administrator is a U.S. person;

     iv. Any trust of which any trustee is a U.S. person;

     v. Any agency or branch of a foreign entity located in the United States;

     vi. Any non-discretionary account or similar account
     (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

     vii. Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

     viii. Any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

2. Notwithstanding paragraph (1) above, any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a "U.S. person.

3. Notwithstanding paragraph (1), any estate of which any professional fiduciary acting as executor or administrator is a U.S. person shall not be deemed a U.S. person if:

     i. An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

     ii. The estate is governed by foreign law

4. Notwithstanding paragraph (1), any trust of which any professional fiduciary acting as trustee is a U.S. person shall not be deemed a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person.

5. Notwithstanding paragraph (1), an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

6.  Notwithstanding paragraph (1), any agency or branch of a U.S.
person located outside the United States shall not be deemed a "U.S. person" if:

     i. The agency or branch operates for valid business reasons; and

     ii. The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

7.  The International Monetary Fund, the International Bank for
Reconstruction and Development, the Inter-American Development
Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed "U.S. persons."


                                 EXHIBIT D

           TRANSFER RESTRICTIONS ON COMPANY COMMON SHARES

1. Restriction on Transfer Legend. The certificates evidencing the Company Common Shares will bear a legend indicating that the Company Common Shares are not registered under any securities Laws and may only be transferred pursuant to a registration statement or an available exemption from the registration requirements of such Laws; AND

2.  Other Legends. The certificates representing such Company
Common Shares, and each certificate issued in transfer thereof, will also bear any other legend required under any applicable Law, including, without limitation, any U.S. state corporate and state securities law, or contract; AND

3. Opinion. No Shareholder may transfer any or all of the Company Common Shares absent an effective registration statement under the Securities Act and applicable state securities law covering the disposition of the Company Common Shares, without first providing the Company with an opinion of counsel (which counsel and opinion are reasonably satisfactory to the Company) to the effect that such transfer will be exempt from the registration and prospectus delivery requirements of the Securities Act and the registration or qualification requirements of any applicable U.S. state securities laws.

(d) Consent. Each E-Cash Shareholder understands and acknowledges that the Company may refuse to transfer the Company
Common Shares of any E-Cash Shareholder unless such  E-Cash
Shareholder complies with this Section 4.2.4. Each E-Cash Shareholder consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company Common Stock in order to implement the restrictions on transfer of the Company Common Shares.


                                 EXHIBIT E

                 ACCREDITED INVESTOR REPRESENTATIONS

Each E-Cash Shareholder indicating that he is an Accredited Investor further represents and warrants to the Company as follows:

1. Such Shareholder qualifies as an Accredited Investor on the basis set forth on his signature page to this Agreement.

2. Such Shareholder has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect such Shareholder's interests in connection with the transactions contemplated by this Agreement.

3. Such Shareholder has consulted, to the extent that he has deemed necessary, with his tax, legal, accounting and financial advisors concerning his investment in the Company Common Shares.

4. Such Shareholder understands the various risks of an investment in the Company Common Shares and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing his entire investment in the Company Common Shares.

5. Such Shareholder has had access to the Company's publicly filed reports with the SEC.

6. Such Shareholder has been furnished during the course of the transactions contemplated by this Agreement with all other public information regarding the Company that such Shareholder has requested and all such public information is sufficient for such Shareholder to evaluate the risks of investing in the Company Common Shares.

7. Such Shareholder has been afforded the opportunity to ask questions of and receive answers concerning the Company and the terms and conditions of the issuance of the Company Common Shares.

8. Such Shareholder is not relying on any representations and warranties concerning the Company made by the Company or any officer, employee or agent of the Company, other than those contained in this Agreement.

9. Such Shareholder is acquiring the Company Common Shares for such Shareholder's own account, for investment and not for distribution or resale to others.

10. Such Shareholder will not sell or otherwise transfer the Company Common Shares, unless either (A) the transfer of such securities is registered under the Securities Act or (B) an exemption from registration of such securities is available.

11. Such Shareholder understands and acknowledges that the Company is under no obligation to register the Company Common Shares for sale under the Securities Act.

12. Such Shareholder consents to the placement of a legend on any certificate or other document evidencing the Company Common
Shares substantially in the form set forth in Section 4.2.5(a).

13. Such Shareholder represents that the address furnished by such Shareholder on his signature page to this Agreement and in Exhibit A is such Shareholder's principal residence if he is an individual or its principal business address if it is a corporation or other entity.

14. Such Shareholder understands and acknowledges that the Company Common Shares have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning the Company that has been supplied to such Shareholder and that any representation to the contrary is a criminal offense.

15. Such Shareholder acknowledges that the representations, warranties and agreements made by such Shareholder herein shall survive the execution and delivery of this Agreement and the purchase of the Company Common Shares.


                              EXHIBIT F

               FURTHER CONDITIONS PRECEDENT TO CLOSING

Notwithstanding anything to the contrary contained in the Agreement (including the exhibits and schedules annexed hereto) the following conditions must be satisfied (or waived by all parties) prior to closing:

1. The Company shall effectuate (or set into motion the effectuation of) a 1 for 400 reverse stock split of all outstanding Company shares of common stock so that the remaining
400 million pre split shares of Company common stock (after cancellation of the shares referred to in 1 above) will be reduced to approximately 1 million shares.

2. The Company shall provide the E-Cash Shareholder and E-Cash evidence that the $355,394 indebtedness of Company to Gary Borglund has been satisfied and/or otherwise extinguished and that Mr. Borglund has released the Company from any further liability regarding such indebtedness.

3. The Company shall provide the E-Cash Shareholder and E-Cash with written documentation indicating that the Letter of Intent between the Company and Copacabana disclosed in the SEC
Documents has been terminated with no further obligation or liability to the Company.

4. The Company shall have settled the Castro Litigation disclosed in the SEC Documents and shall provide the E-Cash Shareholder and E-Cash with all documentation as they may reasonably request, including, without limitation, a copy of the stipulation of discontinuance filed with the appropriate court and any and all releases executed in connection therewith.

5. Unless otherwise disclosed in this Agreement, the Company shall provide the E-Cash Shareholder and E-Cash with all documentation relating to all Stock Plans, including, without limitation a schedule containing a list of all persons participating in such plans and the amount of shares issued to such persons under said plans.

6. The Company shall provide the E-Cash Shareholder and E-Cash with written documentation indicating that the Consulting
Agreement between the Company and Mr. Avery disclosed in the SEC
Documents has been terminated with no further obligation or liability to the Company.

7.  The Company shall prepare Company's Annual Report on Form
10-KSB in such form as is required by the Exchange Act and the rules and regulations thereunder so that such report may be ready for filing as of the Closing Date.

8. The Company shall have fully and effectively assigned all of its obligations under the Lease disclosed in the SEC Documents.


                           SCHEDULE 4.1.5.

               BROKERS OR FINDERS - E-CASH SHAREHOLDERS

None

[end of schedule]


                           SCHEDULE 4.3.8

                         LIENS ON E-CASH SHARES

None

[end of schedule]


                             SCHEDULE 5.1

                         E-CASH JURISDICTIONS

New Jersey

[end of exhibit]


                              SCHEDULE 6.1

                          COMPANY JURISDICTIONS

Delaware

[end of schedule]


                              SCHEDULE 6.2

                       SUBSIDIARIES OF THE COMPANY

None

[end of schedule]


                              SCHEDULE 6.8.1

                  SECURITIES OBLIGATIONS OF THE COMPANY

None

[end of schedule]


                              SCHEDULE 6.8.2

                   COMPANY OBLIGATIONS - COMPANY SHARES

None

[end of schedule]


                             SCHEDULE 6.11

                     BROKERS OR FINDERS - THE COMPANY

None

[end of schedule]


                              SCHEDULE 6.12

                            COMPANY LIABILITIES
None

[end of schedule]


                              SCHEDULE 6.13

              COMPANY CHANGES SUBSEQUENT TO 12/31/2004

None

[end of schedule]


                             SCHEDULE 6.13.14

                          AGREEMENTS OF THE COMPANY

None

[end of schedule]


                             SCHEDULE 6.15.2

                    EMPLOYMENT AGREEMENTS - THE COMPANY

None

[end of schedule]


                             SCHEDULE 6.16.1

                         COMPANY EXCEPTIONS - TAXES

None

[end of schedule]


                             SCHEDULE 6.18

                      INSURANCE MATTERS (COMPANY)

None

[end of schedule]


                             SCHEDULE 6.19

                           COMPANY LITIGATION

None

[end of schedule]


                             SCHEDULE 6.21

                COMPANY INTERESTED PARTY TRANSACTIONS

None

[end of schedule]


                             SCHEDULE 6.23

                       COMPANY BANKING INFORMATION

U.S. Bank, Minneapolis, Minnesota

[end of schedule]


                             SCHEDULE 6.26

                    COMPANY EXCEPTIONS - SEC FILINGS

None

[end of schedule]


                             SCHEDULE 6.27.1

                        COMPANY STOCK OPTION PLANS

None

[end of schedule]


                             SCHEDULE 6.28

                   COMPANY ENVIRONMENTAL EXCEPTIONS

None

{end of schedule}


                             E CASH, INC.
                         FINANCIAL STATEMENTS
                         FOR THE YEARS ENDED
                        MARCH 31, 2005 AND 2004
                       AND THE NINE MONTHS ENDED
                      DECEMBER 31, 2005 (UNAUDITED)

Table of Contents

Report of Independent Registered Public Accounting Firm                  F 1

Balance Sheets                                                           F 2

Statements of Operations and Accumulated Deficit                         F 3

Statements of Cash Flows                                                 F 4

Notes to Financial Statements                                            F 5



            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder
E Cash, Inc.
Millburn, NJ

We have audited the accompanying balance sheets of E Cash, Inc. as of March 31, 2005 and 2004 and the related statements of operations and stockholder's equity (deficit), and cash flows for each of the two years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of E Cash, Inc. as of March 31, 2005 and 2004, and the results of its operations and its cash flows for each of the two years then ended in conformity with accounting principles generally accepted in the United States of America.



                                       Meyler & Company, LLC



Middletown, NJ
June 13, 2005


                               E CASH, INC.
                              BALANCE SHEETS



<CAPTIONS>
                                                     December 31  ,                March 31,
                                                          2005                 2005       2004
                                                     (Unaudited)
                                     ASSETS
CURRENT ASSETS
  Cash in ATM machines                               $  88,960                 $  74,660  $   2,040
  Cash- operating                                        1,948                    14,857
  Accounts receivable                                   10,072                     4,211      9,670
   Total Current Assets                                100,980                    93,728     11,710

EQUIPMENT, net of accumulated depreciation of $97,812,
  $94,392 and $89,524, respectively                      5,700                     9,120     13,988
   Total Assets                                       $106,680                  $102,848   $ 25,698


                       LIABILITIES AND STOCKHOLDER'S EQUITY (DEFICIT)

CURRENT LIABILITIES
  Bank overdraft                                      $    844                             $  2,916
  Accrued expenses                                                              $  2,610     18,239
  Loans payable - related parties                        9,681                   111,763     54,158
  Income taxes payable                                  37,500
  Total Current Liabilities                             48,025                   114,373     75,313

STOCKHOLDER'S EQUITY (DEFICIT)
  Common stock, authorized 2,500 shares;
  no par value; 10 shares issued and outstanding
  at December 31, 2005, March 31, 2005 and 2004,
  respectively                                           1,000                     1,000      1,000
  Retained earnings (deficit)                           57,655                   (12,525)   (50,615)

   Total Stockholder's Equity (Deficit)                 58,655                   (11,525)   (49,615)

  Total Liabilities and Stockholder's Equity (Deficit)$106,680                   $102,848  $ 25,698


See accompanying notes to financial statements.


                                   E CASH, INC.
           STATEMENTS OF OPERATIONS AND ACCUMULATED EQUITY (DEFICIT)



                                     Nine Months Ended December 31,            For the Year Ended March 31,
                                        2005               2004                   2005              2004
                                     (Unaudited)       (Unaudited)
REVENUE
  ATM Fees                           $156,497          $  55,489                  $  90,972     $  138,483
  Commissions                                                                                        6,900
  Total Revenue                       156,497             55,489                     90,972        145,383

COSTS AND EXPENSES
  Operating expenses                   33,988             23,190                     32,940        147,006
  General and administrative
expenses                                7,009             14,107                     14,524         31,503
  Depreciation                          3,420              3,651                      4,868          9,736
   Total Costs and Expenses            44,417             40,948                      52,332       188,245

NET OPERATING INCOME (LOSS)           112,080             14,541                      38,640       (42,862)

INCOME TAX EXPENSE                     41,900                550                         550           701

NET INCOME (LOSS)                      70,180              13,991                     38,090       (43,563)

ACCUMULATED DEFICIT,
  Beginning of year                   (12,525)            (50,615)                   (50,615)       (7,052)

ACCUMULATED EQUITY (DEFICIT),
  End of year                      $   57,655          $  (36,624)             $     (12,525)     $(50,615)


See accompanying notes to financial statements.

                                       E CASH, INC.
                               STATEMENTS OF CASH FLOWS



                                     Nine Months Ended December 31,            For the Year Ended March 31,
                                        2005               2004                   2005              2004
                                     (Unaudited)       (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)                   $   70,180       $   13,991               $   38,090      $  (43,563)
  Adjustments to reconcile net
  income (loss) to net
  Cash provided by (used in)
  operating activities
  Depreciation                             3,420            3,651                    4,868          9,736
  Changes in assets and liabilities:
  Decrease (increase) in accounts
receivable                                (5,861)           9,670                   5,459          (9,670)
  Increase in income taxes payable        37,500
  (Decrease) increase in accrued
  expenses                                (2,610)         (18,239)                (15,629)         18,239
  Net cash provided by (used in)
  Operating activities                   102,629            9,073                  32,788         (25,258)

CASH FLOWS FROM FINANCING ACTIVITIES
  Bank overdraft                             844           (2,916)                 (2,916)          2,916
  Proceeds in loans from related
  Parties                              1,706,922        2,042,669               2,394,809       3,646,114
  Payments on loans from related
parties                               (1,809,004)      (2,000,185)             (2,337,204)     (3,664,657)

  Net cash provided by (used in)
financing activities                    (101,238)          39,568                  54,689         (15,627)

  Net increase (decrease) in cash          1,391           48,641                  87,477         (40,885)

CASH AT BEGINNING OF YEAR                 89,517            2,040                   2,040          42,925

CASH AT END OF YEAR                       90,908           50,681                  89,517   $       2,040

SUPPLEMENTAL CASH FLOW DISCLOSURES
  Cash paid for taxes                                                                 550             701


See accompanying notes to financial statements.


                                      E CASH, INC.
                            NOTES TO FINANCIAL STATEMENTS
                                  March 31, 2005
                          (Unaudited December 31, 2005)

NOTE A - NATURE OF BUSINESS

E Cash, Inc. ("Company") incorporated in April 1999 is in the business of operating automated teller machines ("ATMs"). The ATMs operated by the Company are non-financial institution stand-alone cash dispensing units. The ATMs are typically placed in supermarkets and various retail locations not generally serviced by traditional and financial institution ATMs. The Company's ATMs can be accessed with either a debit or credit card.

Although the retailers where ATMs are installed are paid a commission (usually 10% to 15% of total fees), the retailer's main incentive is to provide ready cash to its customers for additional purchases. There are no written contracts pertaining to these agreements between the retailer and the Company with either party having the right to terminate the relationship at will. The Company owns all of the ATMs, and provides installation and servicing of the machines. These ATMs are electronically connected to major financial institutions via transaction processing networks. When a customer uses his debit or credit card in the ATM, the network verifies the validity of the customer's card and password as well as verifying the availability of the funds requested. Once the approval process is completed, the ATM dispenses cash to the customer and the network charges the agreed upon fess to the customer's account. Customers using the Company's ATMs incur transaction charges ranging from $1.50 to $3.75, based on the location of that particular ATM.

As reflected in the accompanying financial statements, at March 31, 2005 the Company has current liabilities in excess of current assets of $20,645, resulting in negative working capital, and has accumulated losses since inception totaling $12,525. In the event the Company is not successful in the future, the Chief Executive Officer and sole stockholder of the Company has made a commitment to provide the Company with financing sufficient enough for it to sustain its operations through at least March 31, 2006.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and related notes. Actual results could differ from those estimates.

Risks and Uncertainties

Factors that could affect the Company's future operating results and cause future results to vary materially from expectations include, but are not limited to lower than anticipated retail location, and inability to control expenses, technology changes in the industry, relationships with processing agencies and networks, changes in its relationship with related parties providing operating services to the Company and general uncertain economic conditions. Negative developments in these or other risk factors could have a material adverse affect on the Company's future financial position, results of operations and cash flows.

Control by Principal Stockholder

The principal stockholder owns a majority of the voting power of the outstanding shares of the common stock of the Company. Accordingly, the stockholder has the ability to control the approval of most corporate actions including increasing the authorized capital stock of the Company and the dissolution, merger, or sale of the Company's assets.

Cash and Cash Equivalents

The Company considers all highly-liquid investments with a maturity of three months or less when purchased to be cash equivalents. There are no cash equivalents at December 31, 2005, March 31, 2005 and March 31, 2004.

Equipment and depreciation

Equipment is stated at cost and is depreciated using the declining balance method over the estimated useful lives of the respective assets. The estimated useful life of equipment
(ATMs) is five years. Routine maintenance, repairs and replacement costs are expensed as incurred and improvements that extend the useful life of the assets are capitalized. When equipment is sold or otherwise disposed of, the cost and related accumulated depreciation are eliminated from the accounts and any resulting gain or loss is recognized in operations.
Revenue Recognition

The Company derives its revenue mainly from transaction fees from ATM usage, that is the number of total transactions per each location, at the agreed upon transaction rate.
Accordingly, the Company recognizes its revenue at the time of the ATM transaction.

Fair Values of Financial Instruments

The Company uses financial instruments in the normal course of business. The carrying values of cash equivalents, accounts receivable, accounts payable, accrued expenses and other current liabilities approximate their fair value due to the short-term maturities of these assets and liabilities.

Income Taxes

The Company accounts for income taxes using the liability method, which requires the determination of deferred tax assets and liabilities based on the differences between the financial and tax bases of assets and liabilities using enacted tax rates in effect for the year in which differences are expected to reverse. Deferred tax assets are adjusted by a valuation allowance, if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Income tax provisions require the use of management judgments, which are subject to challenge by various taxing authorities. Significant estimates used in accounting for income taxes relate to determination of taxable income and the determination of temporary differences between book and tax bases. The temporary differences are a result of the Company preparing its corporate tax returns on the cash basis method of accounting.

Recent Accounting Pronouncements

In November 2004, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No.
151 (SFAS 151), "Inventory Costs."    SFAS 151 amends the
guidance in APB No. 43, Chapter 4, "Inventory Pricing," to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). SFAS 151 requires that those items be

Recent Accounting Pronouncements

recognized as current period charges regardless of whether they meet the criteria of "so abnormal." In addition, SFAS 151 requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. SFAS 151 is effective for financial statements issued for fiscal years beginning after June 15, 2005. The adoption of SFAS 151 is not expected to have a material effect on the Company's financial position or results of operations.

In December 2004, the FASB issued Statement of Financial Accounting Standards No. 153 (SFAS 153), "Exchanges of Non-
monetary Assets."    SFAS 153 amends the guidance in APB No. 29,
"Accounting for Non-monetary Assets." APB No.29 was based on the principle that exchanges of non-monetary assets should be measured on the fair value of the assets exchanged. SFAS 153 amends APB No. 29 to eliminate the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. SFAS 151 is effective for financial statements issued
for fiscal years beginning after June 15, 2005.    The adoption
of SFAS 153 is not expected to have a material effect on the Company's financial position or results of operations.

In December 2004, the FASB revised Statement of Financial Accounting Standards No. 123 (SFAS 123(R)), "Accounting for Stock-Based Compensation." The SFAS 123(R) revision established standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services and focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. It does not change the accounting guidance for share-based payment transactions with parties other than
employees.   For public entities that do not file as small
business issuers, the revisions to SFAS 123 are effective as of the beginning of the first interim or annual reporting period that begins after June 15, 2005. For public entities that file as small business issuers, the revisions to SFAS 123(R) are effective as of the beginning of the first interim or annual reporting period that begins after December 15, 2005. For non-public entities, the revisions to SFAS 123 are effective as of the beginning of the first annual reporting period that begins after December 15, 2005. Management has not yet determined the effects of adopting this statement on the Company's financial position or results of operations.

In May 2005, the FASB issued SFAS no. 154, "Accounting Changes and Error Corrections ("SFAS No. 154") which replaces APB Opinion No. 20, "Accounting Changes" and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements-An Amendment of ABP Opinion No. 28. SFAS No. 154 provides guidance on the accounting for and reporting of accounting changes and error corrections. Specially, this statement requires "retrospective application" of the direct effect foe a voluntary change in accounting principle to prior periods' financial statements, if it is practical to do so. SFAS No. 154 also strictly defines the term "restatement" to mean the correction of an error revising previously issued financial statements. SFAS No. 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005 and are required to be adopted by the Company in the first quarter of fiscal year 2007. Although we will continue to evaluate the application of SFAS No. 154, management does not currently believe adoption will have a material impact on our results of operations, financial position or cash flows.

NOTE C - CASH

The Company maintains cash in the ATMs at all times. Included in cash is cash in ATMs of approximately $88,960, $74,660 and $2,040 at December 31, 2005, March 31, 2005 and March 31, 2004,
respectively.

NOTE D - EQUIPMENT

Equipment is comprised of the following:

                               December 31,                March 31,
                                   2005                 2004         2003

Equipment                        $103,512             $103,512     $103,512
Less accumulated depreciation     (97,812)             (94,392)     (89,524)

                                    5,700                9,120       13,988

Depreciation expense for the nine months ended December 31, 2005 and the years ended March 31, 2005 and 2004 amounted to $3,420, $4,868 and $9,736, respectively.

NOTE E - RELATED PARTY TRANSACTIONS

The Company's principal officer and director is the primary funding source for the Company. Future business operating results and substantially all of the services provided to the Company are dependent on this individual, and the other affiliated companies.

The Company has engaged in numerous transactions with these related parties for financing needs as well as for services. For the year ended March 31, 2004, related parties services - management fees totaled $104,000. No fees were charged for the nine months ended December 31, 2005 or the year ended March 31, 2005. Management fees represent charges for the following:

1.  Installation of ATMs at all locations.

2.  Service and maintenance of all Company owned ATMs.

3.  Cash replacement for all ATMs.

4.  General and administrative services.

Loans Payable - Related Parties

Loans payable related parties represent cash advances for working capital and ATMs, and management fees. At December 31, 2005, March 31, 2005 and 2004, loans payable to related parties totaled $9,681, $111,763 and $54,158, respectively. These loans are non-interest bearing and have no stated terms of repayment.

NOTE F - INCOME TAXES

The Company has net operating loss carryforwards of approximately $8,000, which expire in 2024, that are available to offset future taxable income. Due to the uncertainty of realization of these loss carryforwards, a full valuation allowance has been provided against the deferred tax asset.

NOTE G - CONTINGENCIES

Insurance Coverage

The Company is self insured against loss or damage to its machines and its contents. During the years ended March 31, 2005 and 2004 and for the nine months ended December 31, 2005 and 2004, the Company suffered no such losses.

NOTE H - UNAUDITED INTERIM FINANCIAL STATEMENTS

The unaudited interim financial statements at December 31, 2005 and 2004 have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the U.S. Securities and Exchange Commission, and should be read in conjunction with the audited financial statements and notes thereto for the year ended March 31, 2005. In the opinion of management, all adjustments consisting of normal recurring accruals considered necessary for a fair presentation of financial position and the results of operations for the nine months ended December 31, 2005 and 2004 have been included. Operative results for the nine months ended December 31, 2005 are not necessarily indicative of the results that may be expected for the full year.